SECURITY FUNDS
ANNUAL REPORT
December 31, 1997

o Security Income Fund

  - Corporate Bond Series

  - U.S. Government Series

  - Limited Maturity Bond Series

  - High Yield Series

o Security Tax-Exempt Fund

o Security Cash Fund

[SECURITY DISTRIBUTORS LOGO]
Security Distributors, Inc.
A Member of The Security Benefit
Group of Companies

SECURITY FUNDS

President's Letter
February 15, 1998

To Our Shareholders:

1997 produced a roller coaster ride for investors in fixed income instruments. The year began with the thirty-year Treasury bond yielding 6.64%. It traded up to 7.14% in April, and spent a good part of the year in a range between 6.40% and 6.80% before beginning a sharp decline in the fourth quarter. The long bond ended the year at 5.92%, very close to the 5.77% record low since the government began regular sales of thirty-year bonds in 1977.

The performance of our fixed income portfolios was excellent in 1997. Total returns ranged from 12.56% on the High Yield Series to 8.97% on the Intermediate-term Limited Maturity Bond Series, well in line with their peers and benchmark indexes.(1)

CONTRIBUTORS TO THE RATE DECLINE

The chief economic component behind the decline in interest rates late in the year we believe was the ultimate recognition that inflation has at long last been brought under control. This was a result of a combination of the enormously competitive global economic environment and the extremely astute monetary policy of our central bank under the direction of Alan Greenspan, as well as that of other central bankers around the world.

Perhaps the greatest recent influence on the U.S. inflation picture has been and continues to be the weakened economic conditions in the southeast Asian countries. As sales decline in their home markets, these countries are increasing their efforts to export goods to European and American buyers, often at reduced prices. This price competition makes it necessary for U.S. manufacturers to drop their price levels in order to remain competitive. Although the situation may be unpleasant for residents of the Asian countries, the resulting low inflation rates should benefit our bond markets.

A LOOK INTO THE YEAR AHEAD

Our fixed income portfolios are now being managed by two members of our very capable fixed income team. Steven Bowser, who has worked with Security Benefit Group's general account portfolio for the past five years, is overseeing the investment-grade portions of the portfolio. David Eshnaur, who joined the Security Management group of investment professionals in 1997, is working with the high yield issues. In addition, our expanded team of research analysts lend support to the two managers with their work.

We expect the positive environment for fixed income investors to continue into 1998. The still favorable inflation picture and a continuation of the "flight to quality" as a result of the uncertain international environment brought about by problems in southeast Asia give us the prospect of long term interest rates trading close to the 5.50% level as measured by the thirty-year government bond. We also believe that there is a reasonable prospect for the Federal Reserve Bank to reduce short term interest rates, depending on how severe the global economic problems triggered by the Asian crisis turn out to be.

As always, we appreciate your continuing investments in Security products. We invite your comments and questions at any time.

/s/ JOHN CLELAND

John Cleland, President
The Security Funds

Manager's Commentary
February 15, 1998

SECURITY INCOME FUND
Corporate Bond Series

The Corporate Bond Series of Security Income Fund completed a successful year in 1997, generating a total return of 9.63% compared with its Lipper peer group average of 9.17%, and finishing the year in the top quartile of its peer group.(1) These returns are slightly lower than the benchmark Lehman Brothers Corporate Bond Index, however, which generated a 10.23% total return for the year.

RESTRUCTURING STEPS IN 1997

After a disappointing first quarter, we took steps to restructure the portfolio with an overall emphasis on spreading the risk by sector and by size of individual holdings. The average quality in the high yield portion of the Series was upgraded, and issues providing a yield premium over Treasury bonds were sought.

During the fall months, yield spreads between Treasuries and corporate bond issues tightened considerably, reducing the attractiveness of corporates. When the reward for accepting a lower quality was minimal, we chose to buy Treasury issues instead. This helped overall performance in the fourth quarter, when Treasury bond prices increased dramatically as investors moved funds from Asian countries in a "flight to quality."

CURRENT PORTFOLIO STRUCTURE

We were fortunate to have eliminated our Asian exposure in mid-summer, selling such "Yankee bond" issues as Petronas, Bangkok Bank, and Malayan Bank before the Asian markets met disaster. (Yankee bonds are issued by foreign corporations, but denominated in dollars for U.S. investors.) We also sold issues in the troubled hospital care sector. We broadened our high yield position, emphasizing the better quality issues, in order to gain additional yield.

At the end of 1997 the portfolio consisted of 41% investment grade corporate bonds, 21% high yield issues, 13% Yankee bonds, 8% Treasuries, and 16% mortgage-backed securities, with the remaining 1% in cash. At year-end the average duration of the Series was 5.9 years, with an overall mid-A credit quality average. Our target is to have no more than 2% of the assets invested in any one company, with high yield issues being 1% or less per name.

PLANS FOR THE YEAR AHEAD

We believe this formula of diversification by sector and security will serve us well in the volatile investment climate we expect in 1998. We will continue to look for areas in which we can upgrade credit quality and increase yield. If interest rates begin to reverse direction and move up, we will keep our portfolio average duration close to that of the benchmark index in order to reduce volatility. Our sizeable position in very liquid U.S. Treasury issues allows us to adjust quickly to changes in economic conditions.

We will continue to use the talents of our expanded analytical team to add value in the portfolio holdings. At this particular stage in the economic cycle, it is important to excel in individual security selection in order to compete with one's peers.

Steven M. Bowser
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

Manager's Commentary
February 15, 1998

                             CORPORATE BOND SERIES

                [LINEAR GRAPH PLOTTED FROM POINTS IN TABLE BELOW]

                                  Security Funds         Lehman Brothers
   Date                        Corporate Bond Fund    Corporate Bond Index
----------                     -------------------    --------------------
12/31/1987 ..................      $ 10,000.00           $ 10,000
03/31/1988 ..................         9,750.05             10,444
06/30/1988 ..................         9,806.18             10,560
09/30/1988 ..................        10,003.23             10,809
12/31/1988 ..................        10,138.40             10,922
03/31/1989 ..................        10,250.72             11,053
06/30/1989 ..................        10,855.21             11,928
09/30/1989 ..................        10,888.25             12,084
12/31/1989 ..................        11,149.08             12,461
03/31/1990 ..................        11,158.35             12,352
06/30/1990 ..................        11,564.12             12,834
09/30/1990 ..................        11,375.15             12,831
12/31/1990 ..................        11,880.80             13,340
03/31/1991 ..................        12,332.65             13,909
06/30/1991 ..................        12,557.54             14,186
09/30/1991 ..................        13,204.99             15,019
12/31/1991 ..................        13,796.96             15,811
03/31/1992 ..................        13,756.13             15,695
06/30/1992 ..................        14,268.15             16,377
09/30/1992 ..................        14,855.21             17,150
12/31/1992 ..................        15,031.61             17,184
03/31/1993 ..................        15,954.38             18,052
06/30/1993 ..................        16,544.71             18,655
09/30/1993 ..................        17,270.94             19,304
12/31/1993 ..................        17,092.50             19,275
03/31/1994 ..................        16,206.18             18,596
06/30/1994 ..................        15,638.30             18,303
09/30/1994 ..................        15,589.88             18,438
12/31/1994 ..................        15,679.69             18,518
03/31/1995 ..................        16,421.91             19,615
06/30/1995 ..................        17,292.80             21,074
09/30/1995 ..................        17,621.80             21,570
12/31/1995 ..................        18,537.60             22,636
03/31/1996 ..................        17,871.59             22,052
06/30/1996 ..................        17,863.27             22,150
09/30/1996 ..................        18,250.02             22,592
12/31/1996 ..................        18,440.79             23,379
03/31/1997 ..................        18,233.72             23,143
06/30/1997 ..................        18,874.89             24,098
09/30/1997 ..................        19,629.42             25,041
12/31/1997 ..................        20,219.41             25,771

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Corporate Bond Series on December 31, 1987, and reflects deduction of the 4.75% sales load. On December 31, 1997, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $20,219. By comparison, the same $10,000 investment would have grown to $25,771 based on the performance of the Lehman Brothers Corporate Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

Investments cannot be made directly in an index. The Lehman Brothers Corporate Bond Index includes all corporate debt securities rated A or higher.

                             CORPORATE BOND SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1997

                 Class A Shares                  Class B Shares
            ----------------------      -----------------------------
            1 Year           4.47%      1 Year                  3.74%
            5 Years          5.10%      Since Inception         1.85%
            10 Years         7.30%      (10-19-93)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Manager's Commentary
February 15, 1998

U.S. GOVERNMENT SERIES

The U.S. Government Series of Security Income Fund returned an attractive 9.19% in the year just completed.(1) This compared very favorably with the average 8.84% return of its Lipper peers, placing the fund in the top third of the group. The total return lagged slightly the 9.59% return of the benchmark Lehman Government Bond Index over the period.

FACTORS CONTRIBUTING TO OVERALL PERFORMANCE

As interest rates declined during the second half of 1997 we reduced slightly our holdings in mortgage-backed securities. In times of falling interest rates, concerns that homeowners will refinance or prepay their mortgages tends to hold back returns on these types of bonds. The proceeds from the sales were for the most part used to purchase federal agency securities, which yielded more than Treasury issues of similar maturities.

PORTFOLIO COMPOSITION AT YEAR END

The sector weightings in the portfolio at the end of the year consisted of 43% federal agency issues, 23% Treasury securities, 33% mortgage-backed bonds, and about 1% in cash. Although the spread between yields on Treasury bonds and agency securities were narrow at times during the year, (perhaps reducing the attractiveness of agency issues) any incremental advantage in yield helps competitive position based on total return in an all government securities portfolio.

The portfolio's duration at the close of 1997 was 5.2 years, slightly longer than the 5.1 year duration of the benchmark index. As interest rates declined through the second half of the year, we extended duration from the 4.85 year level at the end of June because longer-maturity bonds generally reap greater benefits from a drop in yields. The average coupon in the portfolio was 8.01% versus the benchmark index average 6.92%, primarily because of the greater representation of mortgage-backed bonds bearing higher coupons.

PLANS FOR THE COMING YEAR

The U.S. Government Series is a high-quality portfolio designed for more conservative investors. Because of this, we avoid trying to outguess the markets by dramatically lengthening or shortening the duration of portfolio holdings. While we make modest adjustments to take advantage of current conditions, as a general rule we track the characteristics of the benchmark index fairly closely. We do not anticipate any dramatic change in sector weightings in coming months, but will monitor the bond markets carefully in an effort to continue to provide attractive, competitive returns to our shareholders.

Steven M. Bowser
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. The Investment Manager waived its advisory fee for the fiscal year ended December 31, 1997 and in the absence of such waiver, the performance quoted would be reduced.

     Although the securities purchased by the U.S. Government Series are guaranteed as to the timely payment of principal and interest by the U.S. Government, its agencies or instrumentalities, the shares of the series itself are not so guaranteed.

Manager's Commentary
February 15, 1998

                             U.S. GOVERNMENT SERIES
                                    12-31-97

                [LINEAR GRAPH PLOTTED FROM POINTS IN TABLE BELOW]

                                                     Lehman
                                                    Brothers
                                      U.S.           Gov't.
                                   Government         Bond
                                     Series           Index
                                   ----------      ----------
12/31/1997 ..................      $10,000.00      $10,000.00
03/31/1988 ..................        9,753.16       10,117.69
06/30/1988 ..................        9,911.93        9,941.33
09/30/1988 ..................       10,068.06        9,673.52
12/31/1988 ..................       10,118.03       10,219.24
03/31/1989 ..................       10,223.76       10,556.47
06/30/1989 ..................       10,810.68       10,656.38
09/30/1989 ..................       10,952.93       10,836.28
12/31/1989 ..................       11,313.27       10,938.28
03/31/1990 ..................       11,304.13       11,054.50
06/30/1990 ..................       11,691.71       11,943.56
09/30/1990 ..................       11,842.91       12,042.24
12/31/1990 ..................       12,421.69       12,495.17
03/31/1991 ..................       12,731.06       12,339.91
06/30/1991 ..................       12,944.86       12,771.22
09/30/1991 ..................       13,560.06       12,877.35
12/31/1991 ..................       14,135.00       13,585.14
03/31/1992 ..................       13,960.43       13,879.19
06/30/1992 ..................       14,370.52       14,066.86
09/30/1992 ..................       14,684.87       14,870.35
12/31/1992 ..................       14,832.73       15,667.87
03/31/1993 ..................       15,517.12       15,393.80
06/30/1993 ..................       16,110.77       16,002.98
09/30/1993 ..................       16,643.01       16,792.31
12/31/1993 ..................       16,573.48       16,799.94
03/31/1994 ..................       15,9~3.68       17,558.69
06/30/1994 ..................       15,539.81       18,066.80
09/30/1994 ..................       15,424.29       18,652.97
12/31/1994 ..................       15,488.87       18,590.11
03/31/1995 ..................       16,169.74       18,030.26
06/30/1995 ..................       17,357.83       17,823.48
09/30/1995 ..................       17,853.25       17,899.08
12/31/1995 ..................       18,874.24       17,963.26
03/31/1996 ..................       18,247.54       18,808.53
06/30/1996 ..................       18,268.00       19,975.47
09/30/1996 ..................       18,631.75       20,327.70
12/31/1996 ..................       19,112.58       21,256.22
03/31/1997 ..................       18,969.03       20,775.73
06/30/1997 ..................       19,583.89       20,873.51
09/30/1997 ..................       20,266.46       21,226.26
12/31/1997 ..................       20,871.51       21,845.58

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of U.S. Government Series on December 31, 1987, and reflects deduction of the 4.75% sales load. On December 31, 1997, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $20,872. By comparison, the same $10,000 investment would have grown to $23,424 based on the performance of the Lehman Brothers Government Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The Lehman Brothers Government Bond Index is made up of all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government. Investments cannot be made directly in an index.

                             U.S. GOVERNMENT SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1997

              CLASS A SHARES               CLASS B SHARES
              --------------               --------------
              1 Year..........  4.12%      1 Year...........  2.86%
              5 Years.........  6.04%      Since Inception..  3.38%
              10 Years........  7.64%        (10-19-93)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The Investment Manager waived its advisory fee for the fiscal year ended December 31, 1997 and in the absence of such waiver, the performance quoted would be reduced. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Manager's Commentary
February 15, 1998

LIMITED MATURITY BOND SERIES

The Limited Maturity Bond Series completed 1997 with a strong performance, returning 8.96% for the year compared with its Lipper peer group average of 8.57%.(1) This placed the Series in the top third of its peer group. The return also is favorable when viewed against its benchmark, the Lehman Brothers Intermediate Corporate Bond Index, which gained 8.36% in 1997.

PORTFOLIO CHANGES DURING THE YEAR

The overall theme in portfolio adjustments throughout the year was one of upgrading average credit quality and lessening risk exposure by reducing the block size of the bonds. The Yankee bond holdings (bonds issued by foreign corporations, but denominated in dollars for U.S. investors) selected for the portfolio are also confined to the higher-quality names with good liquidity, since obtaining current financial information on foreign corporations can be more difficult than with domestic companies.

CONTRIBUTORS TO TOTAL RETURN

A strong contributor to the portfolio's return has been our Salomon Brothers preferred stock. These securities bear a 9.50% coupon, payable quarterly. In addition, when Salomon Brothers was purchased by Traveler's Corporation their credit rating was upgraded from the high yield category to investment grade, giving a boost to the price of the issue.

We avoided a potential negative impact on total return by the early selling of Yankee bonds such as Bangkok Bank which were located in the Pacific Rim. The prices of these bonds took a tumble in the second half of the year as the southeast Asian crisis unfolded.

PORTFOLIO COMPOSITION AT YEAR END

At the close of the year the portfolio consisted of 2% U.S. Treasury issues, 12% Yankee bonds, 18% mortgage-backed securities, 21% high yield bonds, and 42% investment grade corporate bonds. The average duration of the Series was 4.3 years, just slightly longer than that of the benchmark index 4.1 years.

We believe that the steps taken to diversify the portfolio by sector and to reduce the size of the holdings in any one name will serve us well in the volatile investment climate we expect in 1998. We continue to seek out those areas for investment which will increase the overall yield without adding undue risk.

We are fortunate to have a staff of talented analysts who monitor the portfolio securities and seek new names to add. We believe that their efforts will be invaluable in helping us maintain a solid, rewarding Series for our shareholders.

Steven M. Bowser
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. The Investment Manager waived its advisory fee for the fiscal year ended December 31, 1997 and in the absence of such waiver, the performance quoted would be reduced.

Manager's Commentary
February 15, 1998

                          LIMITED MATURITY BOND SERIES
                                    12-31-97

                [LINEAR GRAPH PLOTTED FROM POINTS IN TABLE BELOW]

                                                            Lehman
                                                           Brothers
                                                         Intermediate
                                          Limited            Term
                                         Maturity         Corporate
                                        Bond Series       Bond Index
                                        -----------      ------------
      01/31/1995  ..................    $10,000.00       $  10,192.00
      03/31/1995  ..................      9,770.45          10,533.00
      06/30/1995  ..................     10,329.35          11,194.00
      09/30/1995  ..................     10,457.98          11,424.00
      12/31/1995  ..................     10,731.61          11,901.00
      03/31/1996  ..................     10,644.16          11,735.00
      06/30/1996  ..................     10,711.88          11,793.00
      09/30/1996  ..................     10,933.46          12,023.00
      12/31/1996  ..................     10,956.04          12,375.00
      03/31/1997  ..................     10,936.02          12,325.00
      06/30/1997  ..................     11,306.95          12,754.00
      09/30/1997  ..................     11,652.69          13,158.00
      12/31/1997  ..................     11,939.12          13,412.00

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Limited Maturity Bond Series on January 17, 1995 (date of inception), and reflects deduction of the 4.75% sales load. On December 31, 1997, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $11,939. By comparison, the same $10,000 investment would have grown to $13,412 based on the performance of the Lehman Brothers Intermediate Term Corporate Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The Lehman Brothers Intermediate Term Corporate Bond Index includes all corporate debt securities rated A or higher. Investments cannot be made directly in an index.

                          LIMITED MATURITY BOND SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1997

              CLASS A SHARES               CLASS B SHARES
              --------------               --------------
              1 Year..........  3.76%      1 Year..........  2.70%
              Since Inception.  6.29%      Since Inception.  5.79%
                 (1-17-95)                    (1-17-95)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The Investment Manager waived its advisory fee for the fiscal year ended December 31, 1997 and in the absence of such waiver, the performance quoted would be reduced. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Manager's Commentary
February 15, 1998

HIGH YIELD SERIES

The year ended December 31,1997, was an excellent one for the high yield bond markets. Declining interest rates helped generate record inflows of cash into high yield funds. Buyers such as pension funds, insurance companies, and other investment grade bond buyers moved to the high yield markets in their search for greater returns.

PORTFOLIO PERFORMANCE IN 1997

The High Yield Series of Security Income Fund produced a total return of 12.57% for the year, coming close to the 12.76% return of the benchmark Lehman High Yield Index and slightly lagging the 12.96% average yield of its Lipper peer group.(1) Although our emphasis on the upper tier of ratings within the high yield universe may subtract modestly from the portfolio's overall return in periods of strong bond market performance, we believe that the incremental reduction in risk justifies the practice.

CONTRIBUTORS TO STRONG PERFORMANCE

Contributing positively to total return, our overweighting in media, finance, and textile issues served us well. Our media holdings such as Cablevision Systems, Comcast Corporation, and Adelphia Communications turned in strong performances. Finance industry bonds including Dollar Financial Group and Salomon, Inc. were beneficiaries of falling interest rates. The textile industry overall was a performance laggard, but our holdings in Westpoint Stevens, Pillowtex Corporation, and Dyersburg Corporation bucked the trend and contributed strongly to the portfolio's total return.

Throughout the year we had no direct investment in bonds issued by the governments of emerging market countries nor of corporations located in those regions. In the latter half of the year those issues declined rapidly in value as the problems in southeast Asian countries erupted. The portfolio also was underweighted in bonds of companies operating in the basic industry arenas such as paper and chemicals. These sectors suffered as commodity prices fell in the third and fourth quarters of 1997.

The cash holdings in the portfolio increased as we approached year end, reflecting the overall market's experience of greater cash inflows. We are putting this money to work carefully, as opportunities to select undervalued issues arise. One area in which we have begun building a position is the homebuilding industry, with names such as Toll Brothers, Inc. and Hovnanian Enterprises. This industry is experiencing increasing strength as interest rates on home mortgage loans decline.

OUTLOOK FOR 1998

Our outlook for the high yield bond market for the year ahead is positive. Declining interest rates make the high yield bond market appealing for fixed income investors as they search for greater yield than that provided by investment-grade issues. The high yield bond market frequently exhibits lower volatility than the stock markets, which may attract equity investors to the arena as well.

Continuing economic stability in the U.S. should keep defaults in high yield bond issues at or below their historical averages. Individual selection in this market remains very important, however, in order to reduce risk, we have expanded our fixed income analytical staff to aid in research in the high yield market and will continue to use their abilities to the fullest extent to select the more creditworthy names for the portfolio.

David Eshnaur
Portfolio Manager

Tom Swank
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. The Investment Manager waived its advisory fee for the fiscal year ended December 31, 1997 and in the absence of such waiver, the performance quoted would be reduced.

     Investors should remember that while high yield bonds provide potentially higher yields than many other types of bonds, they also present greater credit risk.

Manager's Commentary
February 15, 1998

                               HIGH YIELD SERIES
                                    12-31-97

                [LINEAR GRAPH PLOTTED FROM POINTS IN TABLE BELOW]

                                                                Lehman
                                                  High         Brothers
                                                 Yield        High Yield
                                                 Series         Index
                                               ---------      ----------
           08/31/1996   ..................    $10,000.00       $10,000
           09/30/1996   ..................      9,771.07        10,108
           12/31/1996   ..................     10,009.21        10,713
           03/31/1997   ..................     10,184.31        10,833
           06/30/1997   ..................     10,588.88        11,336
           09/30/1997   ..................     10,992.17        11,852
           12/31/1997   ..................     11,267.25        12,081

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of High Yield Series on August 15, 1996 (date of inception), and reflects deduction of the 4.75% sales load. On December 31, 1997, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $11,267. By comparison, the same $10,000 investment would have grown to $12,081 based on the performance of the Lehman Brothers High Yield Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The Lehman Brothers High Yield Bond Index includes local currency-denominated sovereign debt of 19 countries plus European Currency Units-denominated debt. Investments cannot be made directly in an index.

                               HIGH YIELD SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1997

              CLASS A SHARES               CLASS B SHARES
              --------------               --------------
              1 Year.......... 7.25%       1 Year..........   6.45%
              Since Inception. 8.94%       Since Inception.  12.91%
                 (8-05-96)                    (8-05-96)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The Investment Manager waived its advisory fee for the fiscal year ended December 31, 1997 and in the absence of such waiver, the performance quoted would be reduced. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Manager's Commentary
February 15, 1998

SECURITY TAX-EXEMPT FUND

In a year in which Congress took few actions which threatened the status of tax exempt securities, and in which interest rates in general declined throughout the year, municipal bond portfolios rewarded their shareholders with attractive returns. The Security Tax Exempt Fund turned in a respectable 8.26% total return in 1997, but lagged the peer group average of 9.11% for the year.(1)

TAX EXEMPT VERSUS TAXABLE YIELDS

Although actual returns on tax exempt securities were lower for the year than their taxable counterparts, when calculated on an after-tax basis they remained very competitive. For example, a shareholder in the Security Tax Exempt Fund who is in the 28% tax bracket would have earned the equivalent of 11.47% on a taxable basis. Similarly, shareholders in the 31% bracket realized a taxable-equivalent yield of 11.97%. The benchmark index for taxable securities, the Lehman Brothers Government/Corporate Bond Index, returned 9.65% in 1997.

COMPOSITION OF THE PORTFOLIO

The portfolio assets at year end were invested in securities with an average AA credit quality. As we have noted in the past, it is often more difficult to obtain financial information on municipalities than on corporations. In addition, city and state governments are subject to increased expenses as Congress pushes the costs of assistance programs back to the state levels. For these reasons we remain conservative in the credit quality of our tax exempt investments.

The portfolio average duration at the close of the year was 6.9 years, somewhat shorter than the 7.25 year average of the benchmark Lehman Brothers Municipal Bond Index. This hurt overall performance in a year in which declining interest rates made longer issues more attractive from a total return standpoint.

The largest sector was education revenue bonds, making up 28.8% of assets. These issues represented a broad geographic distribution, including states from Florida to New Jersey to Washington and in between. State general obligation bonds were the second largest category at 21.9% of assets. Sewer revenues and electric revenues followed, at 18.4% and 13.3% respectively.

LOOKING AHEAD

Although a balanced Federal budget would be healthy for the U.S.
economy now that surpluses appear likely, Congressional representatives are beginning talk of tax cuts. Such talk often has an adverse effect on municipal bond markets because of the possibility of reduced advantages over taxable bonds. This negative effect is usually temporary, ending when agreement is reached on tax legislation.

We expect that overall, the favorable economic conditions and the potential for declining interest rates will make fixed income instruments attractive for investment again in 1998. For those taxpayers in the higher tax brackets, municipal bond markets should once again be an appropriate place to invest.

Steven M. Bowser
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

Manager's Commentary
February 15, 1998

                                TAX-EXEMPT FUND
                                    12-31-97

                [LINEAR GRAPH PLOTTED FROM POINTS IN TABLE BELOW]

                                                                  Lehman
                                                   Tax           Brothers
                                                  Exempt        Municipal
                                                   Fund         Bond Fund
                                                ----------      ----------
         12/31/1987    ..................       $10,000.00      $10,000.00
         03/31/1988    ..................         9,807.91       10,344.37
         06/30/1988    ..................        10,041.92       10,544.50
         09/30/1988    ..................        10,238.86       10,814.86
         12/31/1988    ..................        10,502.39       11,015.17
         03/31/1989    ..................        10,319.80       11,088.33
         06/30/1989    ..................        10,708.82       11,744.82
         09/30/1989    ..................        10,702.98       11,752.52
         12/31/1989    ..................        10,965.63       12,203.33
         03/31/1990    ..................        10,978.37       12,257.75
         06/30/1990    ..................        11,223.32       12,544.22
         09/30/1990    ..................        11,245.12       12,551.58
         12/31/1990    ..................        11,644.73       13,092.97
         03/31/1991    ..................        11,889.41       13,389.21
         06/30/1991    ..................        12,100.61       13,674.34
         09/30/1991    ..................        12,558.32       14,206.18
         12/31/1991    ..................        13,011.37       14,683.22
         03/31/1992    ..................        13,015.75       14,727.30
         06/30/1992    ..................        13,460.82       15,286.26
         09/30/1992    ..................        13,747.41       15,691.89
         12/31/1992    ..................        13,959.38       15,977.57
         03/31/1993    ..................        14,376.39       16,570.48
         06/30/1993    ..................        14,925.64       17,112.66
         09/30/1993    ..................        15,460.46       17,690.71
         12/31/1993    ..................        15,680.82       17,939.04
         03/31/1994    ..................        14,549.84       16,954.31
         06/30/1994    ..................        14,657.41       17,141.97
         09/30/1994    ..................        14,641.50       17,259.27
         12/31/1994    ..................        14,382.28       17,011.42
         03/31/1995    ..................        15,351.79       18,214.21
         06/30/1995    ..................        15,505.12       18,654.09
         09/30/1995    ..................        15,850.20       19,190.60
         12/31/1995    ..................        16,608.37       19,982.05
         03/31/1996    ..................        16,191.18       19,741.04
         06/30/1996    ..................        16,263.54       19,892.38
         09/30/1996    ..................        16,614.08       20,350.36
         12/31/1996    ..................        17,025.09       20,868.92
         03/31/1997    ..................        16,913.83       20,820.29
         06/30/1997    ..................        17,464.03       21,540.25
         09/30/1997    ..................        17,964.94       22,189.78
         12/31/1997    ..................        18,432.51       22,791.52

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Tax Exempt Fund on December 31, 1987, and reflects deduction of the 4.75% sales load. On December 31, 1997, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $18,433. By comparison, the same $10,000 investment would have grown to $22,792 based on the performance of the Lehman Brothers Municipal Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. Returns and attributes are calculated semi-monthly using approximately 15,000 municipal bonds. Investments cannot be made directly in an index.

                                TAX-EXEMPT FUND
                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1997

              CLASS A SHARES               CLASS B SHARES
              --------------               --------------
              1 Year........  3.17%        1 Year..........   1.94%
              5 Years.......  4.70%        Since Inception.   1.87%
              10 Years......  6.31%           (10-19-93)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Manager's Commentary
February 15, 1998

SECURITY CASH FUND

Short-term fixed income investment vehicles such as money market funds saw their interest rates increase during 1997, unlike their longer-term counterparts which experienced declining rates. Security Cash Fund returned 4.90% for the year, matching the average return of its Lipper peer group exactly.

RISING SHORT-TERM RATES

In March the Federal Reserve Board's policy-making arm, the Federal Open Market Committee, raised its target rate on Federal Funds to 5.50%. The Fed's Funds rate, the rate at which banks loan overnight funds to each other, is a strong influence on rate levels for short-term investments such as those used in money market funds.

The purpose of this rate hike was to keep inflation in the U.S. from escalating. Investors in long-term bonds watched interest rates decline as the inflation specter waned. But the Federal Reserve, remaining diligent in its inflation fight, kept short-term rates at the same level. Investors in Security Cash Fund thus experienced increased returns over those of the previous year.

MATURITY STRUCTURE OF THE PORTFOLIO

As in the past, we strive to maintain an average maturity within ten days more or less than that of the benchmark Money Fund Report published by IBC Donoghue. We avoid trying to outguess the markets by dramatically lengthening or shortening the average maturity of the fund. Because of the "laddered" structure of maturities - issues coming due at regular intervals over the life of the portfolio - we have holdings maturing frequently and can adjust quickly should there be a sharp change in short-term interest rates.

ASSET SECTORS REPRESENTED IN THE PORTFOLIO

At the end of 1997 the assets in Security Cash Fund consisted of 79% commercial paper, 12% federal agency securities, and 9% Small Business Administration issues. As of year-end, the commercial paper in the portfolio was entirely in the "top tier" of rating agency classifications, rated at least A1 by Standard and Poor's rating agency or P1 by Moody's Investor Services. The federal agency holdings at year end were primarily short-term securities issued by The Federal Home Loan Bank and the Federal National Mortgage Association.

The Small Business Administration (SBA) issues are fully guaranteed by the federal government as to timely payment of both principal and interest. These issues, while bearing stated maturities in the twenty- to thirty-year range, are considered to be short maturity paper because their interest rates reset periodically (usually monthly or quarterly). This enables the issues to carry coupons representing recent market levels, staying competitive with other short-term investment options.

OUTLOOK FOR 1998

The interest rate outlook for short-term fixed income investments in 1998 is uncertain. Although the U.S. economy has exhibited several signs of strength in recent months, the Federal Reserve Open Market Committee may be reluctant to raise interest rates because the impact of the Asian crisis on the U.S. is as yet unknown. We will continue to monitor markets carefully, and will remain ready to adjust portfolio holdings as economic conditions warrant.

FIXED INCOME TEAM

The Security Cash Fund is neither insured nor guaranteed by the U.S. Government and there is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

Schedule of Investments
December 31, 1997

SECURITY INCOME FUND
CORPORATE BOND SERIES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal                 Market
CORPORATE BONDS                                                                                    Amount                   Value
------------------------------------------------------------------------------------------------------------------------------------
AIR TRANSPORTATION - 4.3%
Southwest Airlines Company, 7.875% - 2007 ........................................               $1,250,000               $1,382,812
United Airlines, 11.21% - 2014 ...................................................                  950,000                1,315,750
                                                                                                                          ----------
                                                                                                                           2,698,562
BANKS - 10.7%
ABN AMRO Bank NV, 7.55% - 2006 ...................................................                1,000,000                1,070,000
Abbey National PLC, 6.69% - 2005 .................................................                1,250,000                1,276,563
BCH Cayman Islands, Ltd., 7.70% - 2006 ...........................................                1,000,000                1,060,000
Bank of New York, Inc., 6.50% - 2003 .............................................                1,250,000                1,256,250
PNC Funding Corporation, 7.75% - 2004 ............................................                  700,000                  749,875
Santander Financial Issuances, Ltd., 7.00% - 2006 ................................                1,300,000                1,334,125
                                                                                                                          ----------
                                                                                                                           6,746,813
COMMUNICATIONS - 9.2%
Comcast Corporation, 9.125% - 2006 ...............................................                1,000,000                1,062,500
New Jersey Bell, 6.625% - 2008 ...................................................                1,000,000                1,006,250
Paramount Communications, Inc., 7.50% - 2023 .....................................                1,000,000                  947,500
Rogers Cablesystems, Ltd., 9.625% - 2002 .........................................                  750,000                  796,875
Rogers Communication, Inc., 9.125% - 2006 ........................................                  550,000                  558,250
Valassis Communications, Inc., 9.55% - 2003 ......................................                1,250,000                1,404,688
                                                                                                                          ----------
                                                                                                                           5,776,063
ELECTRIC COMPANIES - 0.9%
AES Corporation, 10.25% - 2006 ...................................................                  500,000                  542,500

FINANCE - 7.1%
Associates Corporation, N.A., 7.55% - 2006 .......................................                1,100,000                1,185,250
GE Capital Corporation, 8.625% - 2008 ............................................                  950,000                1,117,438
MCN Investment Corporation, 6.32% - 2003 .........................................                   50,000                   49,750
Morgan Stanley Group, 6.875% - 2007 ..............................................                1,050,000                1,076,250
US West Capital Funding, Inc., 7.30% - 2007 ......................................                1,000,000                1,030,000
                                                                                                                          ----------
                                                                                                                           4,458,688
FOOD & BEVERAGES - 7.5%
Anheuser-Busch Companies, Inc., 7.10% - 2007 .....................................                1,150,000                1,194,562
Chiquita Brands International, Inc., 10.25% - 2006 ...............................               $1,125,000               $1,229,063
Cott Corporation, 9.375% - 2005 ..................................................                1,000,000                1,045,000
Panamerican Beverages, Inc., 8.125% - 2003 .......................................                1,200,000                1,252,500
                                                                                                                          ----------
                                                                                                                           4,721,125
FUNERAL HOMES - 2.6%
Loewen Group International, Inc., 8.25% - 2003 ...................................                1,550,000                1,637,187

HOSPITAL MANAGEMENT - 1.4%
Tenet Healthcare, 10.125% - 2005 .................................................                  800,000                  872,000

MEDIA - 3.0%
Time Warner Entertainment, 10.15% - 2012 .........................................                  880,000                1,131,900
Westinghouse Electric Company, 8.375% - 2002 .....................................                  700,000                  732,375
                                                                                                                          ----------
                                                                                                                           1,864,275
MANUFACTURING - 1.7%
Caterpillar, Inc., 7.375% - 2097 .................................................                1,000,000                1,073,750

MOTOR VEHICLES & EQUIPMENT - 2.0%
Chrysler Corporation, 7.45% - 2027 ...............................................                1,200,000                1,293,000

OIL & GAS COMPANIES - 7.2%
Occidental Petroleum, 6.24% - 2000 ...............................................                   50,000                   50,063
Petroleum Geo-Services, 7.50% - 2007 .............................................                1,150,000                1,216,125
Seagull Energy Corporation, 8.625% - 2005 ........................................                1,000,000                1,042,500
Transocean Offshore, Inc., 8.00% - 2027 ..........................................                1,000,000                1,136,250
Union Pacific Resources Group, 7.50% - 2026 ......................................                1,000,000                1,073,750
                                                                                                                          ----------
                                                                                                                           4,518,688
PUBLISHING & PRINTING - 2.3%
K-III Communications Corporation, 10.25% - 2004 ..................................                  300,000                  322,500
Quebecor Printing Capital, 7.25% - 2007 ..........................................                1,100,000                1,160,500
                                                                                                                          ----------
                                                                                                                           1,483,000
RETAIL - 0.8%
Sears & Roebuck Company, 6.41% - 2007 ............................................                  500,000                  502,500

STEEL & METAL PRODUCTS - 1.3%
AK Steel, 10.75% - 2004 ..........................................................                  750,000                  800,625

TOBACCO PRODUCTS - 0.9%
Philip Morris Company, Inc., 6.80% - 2003 ........................................                  550,000                  556,875

                            See accompanying notes.

                                       13

Schedule of Investments
December 31, 1997

SECURITY INCOME FUND
CORPORATE BOND SERIES (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal
                                                                                                 Amount or
                                                                                                   Number                 Market
CORPORATE BONDS (continued)                                                                      of Shares                 Value
------------------------------------------------------------------------------------------------------------------------------------
UTILITIES - 2.2%
Tennessee Gas Pipeline, 7.50% - 2017 .............................................               $1,300,000               $1,392,624
                                                                                                                          ----------
Total corporate bonds - 65.1% .............................................................................               40,938,275

TRUST PREFERRED SECURITIES(3)
-----------------------------
FINANCE - 7.8%
Chase Capital Trust, 6.3625% - 2027(2) ...........................................               $1,500,000                1,476,585
Countrywide Capital Industries, Inc., 8.00% - 2026 ...............................               $1,000,000                1,053,750
SI Financing, Inc., 9.50% - 2026 .................................................                   48,000                1,296,000
Washington Mutual Capital, 8.375% - 2002 .........................................               $1,000,000                1,097,500
                                                                                                                          ----------
                                                                                                                           4,923,835
INSURANCE - 1.7%
Travelers Capital Trust, 7.75% - 2036 ............................................               $1,050,000                1,107,750
                                                                                                                          ----------
Total trust preferred securities - 9.5% ...................................................................                6,031,585

U.S. GOVERNMENT SECURITIES
--------------------------
U.S. TREASURY NOTE - 1.7%
        6.50% - 2006 .............................................................               $1,000,000                1,046,920

U.S. TREASURY BONDS - 5.8%
        6.00% - 2026 .............................................................               $1,500,000                1,496,910
        6.625% - 2027 ............................................................               $2,000,000                2,169,660
                                                                                                                          ----------
                                                                                                                           3,666,570
                                                                                                                          ----------
Total U.S. government securities - 7.5% ...................................................................                4,713,490

MORTGAGE BACKED SECURITIES
--------------------------
U.S. GOVERNMENT AGENCIES - 11.6%
Federal Home Loan Mortgage Corporation,
        FHR 112 H, 8.80% - 2020 ..................................................               $  505,375                  515,693
        FHR 1311 J, 7.50% - 2021 .................................................               $1,050,000                1,080,570
        FHR 1930 AB, 7.50% - 2023 ................................................               $1,548,244                1,578,885
Federal National Mortgage Association,
        FHR 1994-79 B, 7.00% - 2019 ..............................................               $1,100,000               1,111,391
        FHR 1990-52 D, 9.30% - 2019 ..............................................               $  624,064                  637,404
        FHR 1990-108 G, 7.00% - 2020 .............................................               $1,000,000                  999,426
Government National Mortgage Association,
        GNMA 1997-10 B, 7.50% - 2019 .............................................               $  750,000                  765,866
        GNMA II 2445, 8.00% - 2027 ...............................................               $  601,917                  621,407
                                                                                                                         -----------
Total U.S. government agencies - 11.6% ....................................................................                7,310,642

NON-AGENCY SECURITIES - 4.3%
Chase Capital Mortgage Securities Company, 1997-1B, 7.37% - 2007 .................                1,500,000                1,573,125
General Electric Capital Mortgage Securities, 1992-7A, 8.30% -2023 ...............                1,084,848                1,124,015
                                                                                                                         -----------
                                                                                                                           2,697,140

Total mortgage backed securities -15.9% ..................................................................               $10,007,782
                                                                                                                         -----------
Total investments - 98.0% ................................................................................               61,691,132
Cash and other assets, less liabilities - 2.0% ...........................................................                1,288,798
                                                                                                                         -----------
Total net assets - 100.0% ................................................................................               $62,979,930
                                                                                                                         ===========
SECURITY INCOME FUND
U.S. GOVERNMENT SERIES
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT AGENCY SECURITIES
----------------------------------------------
FEDERAL HOME LOAN BANK - 2.1%
        8.29% - 2015 .............................................................               $  150,000               $  180,359

FEDERAL HOME LOAN MORTGAGE CORPORATION - 8.2%
        7.125% - 2001 ............................................................                  700,000                  713,411

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 20.2%
        7.40% - 2004 .............................................................                  600,000                  644,555
        7.875% - 2005 ............................................................                  340,000                  376,761
        8.10% - 2019 .............................................................                  100,000                  120,687
        8.28% - 2025 .............................................................                  500,000                  625,560
                                                                                                                          ----------
                                                                                                                           1,767,563
FINANCING CORPORATION - 7.9%
        9.65% - 2018 .............................................................                  500,000                  692,500

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 32.3%
        GNMA II #1849 8.50% - 2024 ...............................................                  530,345                  558,300
        GNMA II #411643 7.75% - 2025 .............................................                  687,703                  708,719
        GNMA II #2270 8.00% - 2026 ...............................................                  724,159                  747,405
        GNMA II #9365 8.25% - 2026 ...............................................                  267,249                  279,128
        GNMA II #365608 7.50% - 2034 .............................................                  520,509                  530,737
                                                                                                                          ----------
                                                                                                                           2,824,289
STUDENT LOAN MARKETING ASSOCIATION - 5.6%
        9.25% - 2004 .............................................................                  420,000                  491,959

U.S. TREASURY NOTES - 12.4%
        8.50% - 2000 .............................................................                  330,000                  348,299
        6.50% - 2006 .............................................................                  700,000                  732,844
                                                                                                                          ----------
                                                                                                                           1,081,143
U.S. TREASURY BONDS - 9.8%
        8.75% - 2008 .............................................................               $  600,000               $  682,704
        6.00% - 2026 .............................................................                  175,000                  174,638
                                                                                                                          ----------
                                                                                                                             857,342
                                                                                                                          ----------
Total investments - 98.5% .................................................................................                8,608,566
Cash and other assets, less liabilities - 1.5% ............................................................                  134,021
                                                                                                                          ----------
Total net assets - 100.0% .................................................................................               $8,742,587
                                                                                                                          ==========
                            See accompanying notes.

                                       14

Schedule Of Investments
December 31, 1997

SECURITY INCOME FUND
LIMITED MATURITY BOND SERIES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal
                                                                                                 Amount or
                                                                                                   Number                 Market
CORPORATE BONDS                                                                                  of Shares                Value
------------------------------------------------------------------------------------------------------------------------------------
AIR TRANSPORTATION - 3.3%
Southwest Airlines Company, 7.875% - 2007 ........................................               $  100,000               $  110,625
United Airlines, 11.21% - 2014 ...................................................                   75,000                  103,875
                                                                                                                          ----------
                                                                                                                             214,500
BANKS - 9.9%
ABN AMRO, 7.55% - 2006 ...........................................................                  150,000                  160,500
Bank Austria, 7.25% - 2017 .......................................................                  160,000                  169,800
Bank of New York, Inc., 6.50% - 2003 .............................................                  100,000                  100,500
First Union Corporation, 8.125% - 2002 ...........................................                  110,000                  117,425
Santander Financial Issuances, Ltd., 7.00% - 2006 ................................                  100,000                  102,625
                                                                                                                          ----------
                                                                                                                             650,850
COMMUNICATIONS - CABLE - 8.8%
Centennial Cellular Corporation, 8.875% - 2001 ...................................                  100,000                  101,875
Comcast Corporation, 9.125% - 2006 ...............................................                  100,000                  106,250
K-III Communications Corporation, 10.25% - 2004 ..................................                   75,000                   80,625
New Jersey Bell, 6.875% - 2007 ...................................................                  100,000                  100,625
Rogers Communication, Inc., 9.125% - 2006 ........................................                  100,000                  101,500
Valassis Communications Corporation, 9.55% - 2003 ................................                   75,000                   84,281
                                                                                                                          ----------
                                                                                                                             575,156
ELECTRIC COMPANIES - 2.3%
Consolidated Edison Company of New York, 6.625% - 2002 ...........................                  150,000                  151,687

ENTERTAINMENT - 1.2%
Speedway Motorsports, Inc., 8.50% - 2007 .........................................                   75,000                   76,688

FINANCE - 12.2%
Associates Corporation, N.A., 7.55% - 2006 .......................................                  100,000                  107,750
General Electric Capital Corporation, 8.625% - 2008 ..............................                  100,000                  117,625
Household Finance Corporation, 8.00% - 2004 ......................................                  150,000                  162,750
International Lease Finance Corporation, 8.25% - 2000 ............................                  150,000                  156,188
MCN Investment Corporation, 6.32% - 2003 .........................................                  150,000                  149,250
Morgan Stanley Group, 6.875% - 2007 ..............................................                  100,000                  102,500
                                                                                                                          ----------
                                                                                                                             796,063
FOOD & BEVERAGE TRADE - 4.8%
Anheuser-Busch Companies, Inc., 7.10% - 2007 .....................................               $  100,000               $  103,875
Cott Corporation, 9.375% - 2005 ..................................................                  100,000                  104,500
PanAmerican Beverage, Inc., 8.125% - 2003 ........................................                  100,000                  104,375
                                                                                                                          ----------
                                                                                                                             312,750
FUNERAL HOMES - 1.6%
Loewen Corporation, 8.25% - 2003 .................................................                  100,000                  105,625

HOSPITAL MANAGEMENT - 1.7%
Tenet Healthcare, 10.125% - 2005 .................................................                  100,000                  109,000

MANUFACTURING - 1.6%
Shop Vac Corporation, 10.625% - 2003 .............................................                  100,000                  108,624

MEDIA - 5.1%
Heritage Media Corporation, 8.75% - 2006 .........................................                  100,000                  107,000
News America Holdings, 8.625% - 2003 .............................................                   50,000                   54,625
Time-Warner Entertainment Corporation, 10.15% - 2012 .............................                   50,000                   64,313
Westinghouse Electric Company, 8.375% - 2002 .....................................                  100,000                  104,625
                                                                                                                          ----------
                                                                                                                             330,563
METALS - 2.3%
Alcan Aluminum, Ltd., 9.20% - 2001 ...............................................                  148,000                  148,924

MOTOR VEHICLES & EQUIPMENT - 0.8%
Chrysler Corporation, 7.45% - 2027 ...............................................                   50,000                   53,875

NATURAL GAS COMPANIES - 2.5%
Vastar Resources, Inc., 8.75% - 2005 .............................................                  150,000                  167,063

OIL & GAS COMPANIES - 2.4%
Seagull Energy Corporation, 8.625% - 2005 ........................................                  150,000                  156,375

PUBLISHING & PRINTING - 1.6%
Quebecor Printing Capital, 7.25% - 2007 ..........................................                  100,000                  105,500

RETAIL TRADE - 6.2%
Sears Corporation, 6.41% - 2001 ..................................................                  150,000                  150,750
Wal-Mart Stores, Inc., 7.50% - 2004 ..............................................                  150,000                  160,313
Zale's Corporation, 8.50% - 2007 .................................................                  100,000                   98,750
                                                                                                                          ----------
                                                                                                                             409,813
TOBACCO PRODUCTS - 2.4%
Dimon, Inc., 8.875% - 2006 .......................................................                   50,000                   54,000
Philip Morris Company, Inc., 6.80% - 2003 ........................................                   50,000                   50,625
Standard Commercial Tobacco, 8.875% - 2005 .......................................                   50,000                   50,313
                                                                                                                          ----------
                                                                                                                             154,938
Total corporate bonds - 70.7% .............................................................................                4,627,994

                            See accompanying notes.

                                       15

Schedule of Investments
December 31, 1997

SECURITY INCOME FUND
LIMITED MATURITY BOND SERIES (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal
                                                                                                 Amount or
                                                                                                   Number                 Market
TRUST PREFERRED SECURITIES(3)                                                                    of Shares                Value
------------------------------------------------------------------------------------------------------------------------------------
FINANCE - 1.9%
SI Financing, Inc., 9.50% - 2026 .................................................                    4,560               $  123,120

INSURANCE - 2.4%
Travelers Capital Trust, 7.75% - 2036 ............................................               $  150,000                  158,250
                                                                                                                          ----------
Total trust preferred securities - 4.3% ...................................................................                  281,370

MORTGAGE BACKED SECURITIES
--------------------------
U.S. GOVERNMENT AGENCIES - 14.7%
Federal Home Loan Mortgage Corporation,
   FHR 1102 G, 8.00% - 2020 ......................................................               $  139,293                  141,325
   FHR 1104 K, 8.50% - 2020 ......................................................               $   44,000                   45,032
   FHR 1311 J, 7.50% - 2021 ......................................................               $  100,000                  102,911
   FHR 1930 AB, 7.50% - 2023 .....................................................               $  113,841                  116,095
   FHR 42 K, 8.00% - 2024 ........................................................               $  186,000                  189,765

Federal National Mortgage Association,
   1992-98 PJ, 7.50% - 2019 ......................................................               $  118,000                  119,756
   1992-143 J, 7.00% - 2020 ......................................................               $  100,000                   99,680
Government National Mortgage Association,

   GNMA II 2445, 8.00% - 2027 ....................................................               $  144,460                  149,138
                                                                                                                          ----------
                                                                                                                             963,702
NON AGENCY SECURITIES - 3.2%
General Electric Capital Mortgage Securities, #1992-7A 8.30% - 2023 ..............               $  100,778                  104,417
Sears Mortgage Securities 1994-14 T3, 8.50% - 2022 ...............................               $  100,000                  103,226
                                                                                                                          ----------
                                                                                                                             207,643
                                                                                                                          ----------
Total mortgage backed securities - 17.9% ..................................................................                1,171,345

GOVERNMENT & GOVERNMENT AGENCY SECURITIES
-----------------------------------------
Canadian Government Agencies - 2.6%

Province of Quebec, 8.625% - 2005 ................................................               $  150,000                  168,750

U.S. GOVERNMENT SECURITIES - 1.6%
U.S. Treasury Note, 6.50% - 2006 .................................................               $  100,000                  104,692
                                                                                                                          ----------
Total government & government agency securities - 4.2% ....................................................                  273,442
                                                                                                                          ----------
Total investments - 97.1% .................................................................................                6,354,151
Cash and other assets, less liabilities - 2.9% ............................................................                  190,023
                                                                                                                          ----------
Total net assets - 100.0% .................................................................................               $6,544,174
                                                                                                                          ==========
SECURITY INCOME FUND
HIGH YIELD SERIES
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS
---------------
AEROSPACE/DEFENSE - 1.3%
Burke Industries, Inc., 10.0% - 2007 .............................................               $  125,000               $  129,688

BANKS & CREDIT - 1.1%
Bay View Capital Corporation, 9.125% - 2007 ......................................                  100,000                  102,750

BEVERAGES - 2.2%
Cott Corporation, 9.375% - 2005 ..................................................                  100,000                  104,500
Delta Beverage Group, 9.75% - 2003 ...............................................                  100,000                  105,500
                                                                                                                          ----------
                                                                                                                             210,000
BROADCAST MEDIA - 2.9%
Allbritton Communications Company, 9.75% - 2007 ..................................                  100,000                  102,250
Young Broadcasting, 8.75% - 2007 .................................................                  175,000                  173,250
                                                                                                                          ----------
                                                                                                                             275,500
BUILDING MATERIALS - 3.3%
AAF-McQuay, Inc., 8.875% - 2003 ..................................................                  100,000                   99,125
Johns Manville International
        Group, Inc., 10.875 - 2004 ...............................................                  100,000                  110,750
Sequa Corporation, 9.375% - 2003 .................................................                  100,000                  104,250
                                                                                                                          ----------
                                                                                                                             314,125
BUSINESS SERVICES - 1.1%
Heritage Media Corporation, 8.75% - 2006 .........................................                  100,000                  107,000

CABLE SYSTEMS - 2.5%
Adelphia Communications Corporation, 9.875% - 2007 ...............................                  100,000                  105,750
Adelphia Communications, 12.50% - 2002 ...........................................                   26,000                   27,300
Rogers Cablesystems, Ltd., 9.625% - 2002 .........................................                  100,000                  106,250
                                                                                                                          ----------
                                                                                                                             239,300
CHEMICALS - 1.1%
Envirodyne Industries, Inc., 12.00% - 2000 .......................................                  100,000                  107,125

COAL MINING - 1.6%
AEI Holdings, 10.00% - 2007 ......................................................                  150,000                  153,750

COMMUNICATIONS - 1.5%
Century Communication Corporation, 8.375% - 2007 .................................                   75,000                   75,000
Rogers Communications, Inc., 9.125% - 2006 .......................................                   70,000                   71,050
                                                                                                                          ----------
                                                                                                                             146,050
                             See accompanying notes

                                       16

Schedule of Investments
December 31, 1997

SECURITY INCOME FUND
HIGH YIELD SERIES (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal
                                                                                                 Amount or
                                                                                                   Number                 Market
CORPORATE BONDS (continued)                                                                      of Shares                Value
------------------------------------------------------------------------------------------------------------------------------------
COMMUNICATION SERVICES - 3.5%
Cablevision Systems Corporation, 7.875% - 2004 ...................................               $  100,000               $  102,125
Century Communications Corporation, 9.50% - 2005 .................................                  125,000                  131,563
Comcast Corporation, 9.125% - 2006 ...............................................                  100,000                  106,250
                                                                                                                          ----------
                                                                                                                             339,938
ELECTRIC UTILITIES - 3.2%
AES Corporation, 10.25% - 2006 ...................................................                  135,000                  146,475
Cal Energy Company, Inc., 9.50% - 2006 ...........................................                  150,000                  163,125
                                                                                                                          ----------
                                                                                                                             309,600
FINANCIAL SERVICES - 4.5%
Dollar Financial Group, Inc., 10.875% - 2006 .....................................                  100,000                  106,875
Emergent Group, Inc., 10.75% - 2004 ..............................................                  175,000                  175,000
Homeside, Inc., 11.25% - 2003 ....................................................                  125,000                  148,125
                                                                                                                          ----------
                                                                                                                             430,000
FOOD AND BEVERAGES - 1.1%
Chiquita Brands International, Inc., 10.25% - 2006 ...............................                  100,000                  109,250

GAMING - 2.1%
Harrahs Operating, Inc., 8.75% - 2000 ............................................                  100,000                  102,375
Station Casinos, Inc., 9.625% - 2003 .............................................                  100,000                  103,500
                                                                                                                          ----------
                                                                                                                             205,875
HEALTH CARE SERVICES - 2.5%
Genesis Eldercare Acquisitions, 9.00% - 2007 .....................................                   75,000                   73,500
Tenet Healthcare Corporation, 10.125% - 2005 .....................................                  150,000                  163,500
                                                                                                                          ----------
                                                                                                                             237,000
MANUFACTURING - 4.9%
AGCO Corporation, 8.50% - 2006 ...................................................                  100,000                  102,500
DESA International, Inc., 9.875% - 2007 ..........................................                  150,000                  153,750
Shop Vac Corporation, 10.625% - 2003 .............................................                  100,000                  108,625
Titan Wheel International, Inc., 8.75% - 2007 ....................................                  100,000                  104,750
                                                                                                                          ----------
                                                                                                                             469,625
MISCELLANEOUS - 1.1%
Packard Bioscience Company, 9.375% - 2007 ........................................                  110,000                  105,875

OIL - 6.8%
COHO Energy, Inc., 8.875% - 2007 .................................................               $  150,000               $  150,375
Crown Central Petroleum, 10.875% - 2005 ..........................................                  140,000                  148,750
Giant Industries, 9.00% - 2007 ...................................................                  125,000                  124,375
Seagull Energy Corporation, 8.625% - 2005 ........................................                   75,000                   78,188
Southwest Royalties, Inc., 10.50% - 2004 .........................................                  150,000                  148,125
                                                                                                                          ----------
                                                                                                                             649,813
OFFICE EQUIPMENT AND SUPPLIES - 1.2%
Knoll, Inc., 10.875% - 2006 ......................................................                  100,000                  111,750

PACKAGING & CONTAINERS - 3.2%
Huntsman Packaging Corporation, 9.125% - 2007 ....................................                  175,000                  180,250
Plastic Containers, Inc., 10.00% - 2006 ..........................................                  125,000                  131,563
                                                                                                                          ----------
                                                                                                                             311,813
PUBLISHING - 3.7%
Big Flower Press Holdings, Inc., 8.875% - 2007 ...................................                  100,000                  100,750
Golden Books Publishing, Inc., 7.65% - 2002 ......................................                  100,000                   96,250
Hollinger International Publishing, 8.625% - 2005 ................................                   75,000                   77,531
K-III Communications Corporation, 10.25% - 2004 ..................................                   50,000                   53,750
Valissis Communications, Inc., 9.55% - 2003 ......................................                   25,000                   28,094
                                                                                                                          ----------
                                                                                                                             356,375
REAL ESTATE - 1.1%
B.F. Saul REIT, 11.625% - 2002 ...................................................                  100,000                  106,750

RECREATION - 3.9%
AMF Bowling Worldwide, Inc., 10.875% - 2006 ......................................                  100,000                  109,625
Premier Parks, 9.75% - 2007 ......................................................                  150,000                  159,375
Speedway Motorsports, Inc., 8.50% - 2007 .........................................                  100,000                  102,250
                                                                                                                          ----------
                                                                                                                             371,250
RESTAURANTS - 3.2%
Carrols Corporation, 11.50% - 2003 ...............................................                  175,000                  185,938
Friendly Ice Cream Corporation, 10.50% - 2007 ....................................                  125,000                  125,625
                                                                                                                          ----------
                                                                                                                             311,563
RETAIL - GROCERY - 1.3%
Marsh Supermarket, Inc., 8.875% - 2007 ...........................................                  125,000                  126,562

                            See accompanying notes.

                                       17

Schedule of Investments
December 31, 1997

SECURITY INCOME FUND
HIGH YIELD SERIES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal
                                                                                                 Amount or
                                                                                                   Number                 Market
CORPORATE BONDS (continued)                                                                      of Shares                Value
------------------------------------------------------------------------------------------------------------------------------------
RETAIL - GENERAL MERCHANDISING - 1.1%
Cole National Group, 9.875% - 2006 ...............................................               $  100,000               $  106,750


RETAIL - SPECIALTY - 3.0%
Central Tractor, 10.625% - 2007 ..................................................                  100,000                  105,750
Southland Corporation, 4.50% - 2004 ..............................................                  100,000                   81,000
Zale's Corporation, 8.50% - 2007 .................................................                  100,000                   98,750
                                                                                                                          ----------
                                                                                                                             285,500
STEEL - 2.6%
AK Steel Corporation, 9.125% - 2006 ..............................................                   75,000                   77,062
Wheeling-Pittsburgh Corporation, 9.25% - 2007 ....................................                  175,000                  171,500
                                                                                                                          ----------
                                                                                                                             248,562
TELECOMMUNICATIONS - 6.4%
Centennial Cellular, Inc., 8.875% - 2001 .........................................                  150,000                  152,812
Comcast Cellular Holdings, Inc., 9.50% - 2007 ....................................                  150,000                  156,750
Intermedia Communications, Inc., 8.50% - 2008 ....................................                  125,000                  125,000
RCN Corporation, 10.0% - 2007 ....................................................                  175,000                  180,250
                                                                                                                          ----------
                                                                                                                             614,812
TEXTILES - 7.3%
Delta Mills, Inc., 9.625% - 2007 .................................................                  125,000                  127,187
Dyersburg Corporation, 9.75% - 2007 ..............................................                  125,000                  130,938
Pillowtex Corporation, 9.00% - 2007 ..............................................                  125,000                  127,656
Westpoint Stevens, Inc., 9.375% - 2005 ...........................................                  150,000                  157,125
Worldtex, Inc., 9.625% - 2007 ....................................................                  150,000                  154,125
                                                                                                                          ----------
                                                                                                                             697,031
TOBACCO - 1.3%
Dimon, Inc., 8.875% - 2006 .......................................................                   50,000                   54,000
Standard Commercial Tobacco, 8.875% - 2005 .......................................                   75,000                   75,468
                                                                                                                          ----------
                                                                                                                             129,468
TRANSPORTATION - 3.3%
Allied Holdings, Inc., 8.625% - 2007 .............................................                  175,000                  179,375
Teekay Shipping Corporation, 8.32% - 2008 ........................................                  135,000                  137,363
                                                                                                                          ----------
                                                                                                                             316,738
                                                                                                                          ----------
Total corporate bonds - 90.9% .............................................................................                8,737,188

TRUST PREFERRED SECURITIES(3)
-----------------------------
FINANCE - 1.4%
SI Financing, Inc.,  9.50% - 2026 ................................................                    5,000               $  135,000

PREFERRED STOCKS

BANKS AND CREDIT - 2.1%
California Federal Bank, 11.50% ..................................................                    1,750                  197,750

COMMUNICATIONS - 0.6%
Cablevision Systems, Inc., .......................................................                      541                   62,291

PUBLISHING - 0.8%
PRIMEDIA, Inc., 10.00% - 2008 ....................................................                      700                   73,675
                                                                                                                          ----------
Total preferred stocks - 3.5% .............................................................................                  333,716
                                                                                                                          ----------
Total investments - 95.8% .................................................................................                9,205,904
Cash and other assets, less liabilities 4.2% ..............................................................                  405,561
                                                                                                                          ----------
Total net assets - 100.0% .................................................................................               $9,611,465
                                                                                                                          ==========
SECURITY TAX-EXEMPT FUND
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS
---------------
EDUCATION REVENUE - 28.8%
Florida State Board of Education Capital Outlay, 5.00% - 2011 ....................               $1,000,000               $1,016,250
Illinois Chicago School, A, 4.90% - 2005 .........................................               $1,000,000                1,032,500
Island County Washington School District, South Whidbey, 6.75% - 2007 ............               $1,000,000                1,191,910
Mukwanago, Wisconsin School District, 5.00% - 2004 ...............................               $  500,000                  520,000
North Brunswick Township, New Jersey Board of Education, 6.30% - 2013 ............               $1,000,000                1,113,750
Ohio State Public Facilities Series II-B, 5.00% - 2012 ...........................               $1,100,000                1,115,125
University of Texas, 4.80% - 2009 ................................................               $1,000,000                1,015,000
                                                                                                                          ----------
                                                                                                                           7,004,535
ELECTRIC UTILITY REVENUE - 13.3%
Nebraska Public Power District
Revenue, Series A, 6.25% - 2022 ..................................................               $1,000,000                1,067,500
Orville, Ohio Electric System Revenue Bond, 5.00% - 2010 .........................               $1,000,000                1,031,250
Washington Public Power Supply System Revenue Nuclear Project #2, 6.30% - 2012 ...               $1,000,000                1,130,000
                                                                                                                          ----------
                                                                                                                           3,228,750

                            See accompanying notes.

                                       18

Schedule of Investments
December 31, 1997

SECURITY TAX-EXEMPT FUND (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal
                                                                                                 Amount or
                                                                                                   Number                  Market
MUNICIPAL BONDS (continued)                                                                      of Shares                 Value
------------------------------------------------------------------------------------------------------------------------------------
GENERAL OBLIGATION - 21.9%
Clark County, Nevada School District, Series A, 5.50% - 2016 .....................               $1,000,000              $ 1,031,250
Dade County, Florida, 5.75% - 2001 ...............................................                1,000,000                1,056,250
Henderson, Nevada Parks & Recreation, 5.875% - 2004 ..............................                1,000,000                1,089,330
Pennsylvania State, 5.00% - 2006 .................................................                1,000,000                1,043,750
Rhode Island General Obligation, 5.30% - 2008 ....................................                1,030,000                1,091,800
                                                                                                                         -----------
                                                                                                                           5,312,380
SPECIAL OBLIGATION - 4.1%
Massachusetts Special Obligation Bond, 4.80% - 2009 ..............................                1,000,000                1,006,250

PORTS & HARBORS - 2.2%
Kansas City, Missouri Port Authority Riverfront Park, 5.75% - 2005 ...............                  500,000                  532,500

SEWER REVENUE - 18.4%
DuPage County, Illinois Stormwater Project Refunding, 5.60% - 2021 ...............                1,000,000                1,088,750
Houston, Texas Water & Sewer System Revenue, Series A, 6.20% - 2020 ..............                1,000,000                1,118,750
King County Washington Sewer Revenue, Series A, 6.25% - 2034 .....................                1,000,000                1,082,500
Los Angeles, California Wastewater System Revenue, 6.00% - 2014 ..................                1,100,000                1,177,000
                                                                                                                         -----------
                                                                                                                           4,467,000
TRANSPORTATION - 4.2%
Los Angeles County, California Metro Authority, 5.625% - 2018 ....................                1,000,000                1,035,000

WATER REVENUE - 4.6%
New York State Environmental Facilities Corporation Pollution Control Revenue,
        5.75% - 2009 .............................................................                1,000,000                1,111,250
                                                                                                                         -----------
Total investments - 97.5% .................................................................................               23,697,665
Cash and other assets, less liabilities - 2.5% ............................................................                  599,647
                                                                                                                         -----------
Total net assets - 100.0% .................................................................................              $24,297,312
                                                                                                                         ===========
SECURITY CASH FUND
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER
----------------
BROKERAGE - 7.5%
Bear Stearns Companies, Inc., 5.57%, 2-12-98 .....................................               $2,000,000               $1,987,003
Merrill Lynch & Company, Inc., ...................................................                2,320,000
        5.57%, 1-06-98 ...........................................................                                           469,636
        5.72%, 1-09-98 ...........................................................                                           798,983
        5.63%, 1-14-98 ...........................................................                                           948,069
        5.60%, 2-20-98 ...........................................................                                           99,222
                                                                                                                          ----------
                                                                                                                           4,302,913
BUSINESS SERVICES - 7.6%
General Electric Capital Corporation, ............................................                2,400,000
        5.72%, 1-05-98 ...........................................................                                           999,364
        5.58%, 1-15-98 ...........................................................                                         1,396,962
Nordstrom Credit, Inc., ..........................................................                2,000,000
        6.00%, 1-12-98 ...........................................................                                         1,996,333
                                                                                                                          ----------
                                                                                                                           4,392,659
COMBINATION GAS & ELECTRIC - 4.9%
Baltimore Gas & Electric Company, ................................................                2,803,000
        5.95%, 1-07-98 ...........................................................                                         1,998,017
        5.97%, 1-13-98 ...........................................................                                           801,402
                                                                                                                          ----------
                                                                                                                           2,799,419
COMPUTER SYSTEMS - 1.3%
International Business Machines Corporation, 5.71%, 1-07-98 ......................                  760,000                  759,277

ELECTRIC UTILITIES - 15.0%
Central Louisiana Electric Company, Inc., ........................................                2,450,000
        5.55%, 1-12-98 ...........................................................                                         1,447,541
        5.85%, 1-21-98 ...........................................................                                           996,750
Interstate Power Company, ........................................................                2,809,000
        5.90%, 1-13-98 ...........................................................                                           383,245
        5.77%, 1-21-98 ...........................................................                                           996,794
        5.75%, 1-26-98 ...........................................................                                           821,706
        6.00%, 1-26-98 ...........................................................                                           597,500
New England Power Company, .......................................................                  260,000
        6.15%, 1-08-98 ...........................................................                                           259,689
Progress Capital Holdings, Inc., .................................................                3,040,000
        5.84%, 1-13-98 ...........................................................                                         1,237,586
        6.34%, 1-14-98 ...........................................................                                           448,970
        5.87%, 1-16-98 ...........................................................                                         1,346,698
                                                                                                                          ----------
                                                                                                                           8,536,479
ELECTRICAL EQUIPMENT - 4.9%
General Electric Company, ........................................................                2,830,000
        5.53%, 1-13-98 ...........................................................                                           648,802
        5.60%, 1-14-98 ...........................................................                                         2,175,592
                                                                                                                          ----------
                                                                                                                           2,824,394
                            See accompanying notes.

                                       19

Schedule of Investments
December 31, 1997

SECURITY CASH FUND (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal
                                                                                                 Amount or
                                                                                                   Number                  Market
COMMERCIAL PAPER (continued)                                                                     of Shares                 Value
------------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS - 4.8%
AVNET, Inc., .....................................................................               $2,770,000
        5.63% - 1-16-98 ..........................................................                                        $1,995,308
        5.65% - 1-23-98 ..........................................................                                           637,791
        5.70% - 1-23-98 ..........................................................                                           129,547
                                                                                                                          ----------
                                                                                                                           2,762,646

ENGINEERING - 1.9%
FLUOR Corporation, ...............................................................                1,100,000
        5.71% - 1-16-98 ..........................................................                                           698,335
        6.20% - 1-23-98 ..........................................................                                           398,484
                                                                                                                          ----------
                                                                                                                           1,096,819

ENTERTAINMENT - 3.4%
The Walt Disney Company, 5.63% - 3-27-98 .........................................                2,000,000                1,973,414

HARDWARE & TOOLS - 4.2%
Sherwin-Williams Company (PP), 5.83% - 1-09-98 ...................................                2,000,000                1,997,409
Stanley Works, Inc., 5.64%, 2-12-98 ..............................................                  425,000                  422,204
                                                                                                                          ----------
                                                                                                                           2,419,613
LEASING - 1.7%
International Lease Financing Corporation, 5.54% - 1-20-98 .......................                1,000,000                  997,076

NATURAL GAS - 6.4%
Bay State Gas Company, ...........................................................                  940,000
        5.70% - 1-15-98 ..........................................................                                           239,468
        6.10% - 1-15-98 ..........................................................                                           399,051
        5.71% - 1-22-98 ..........................................................                                           299,001
Questar Corporation ..............................................................                2,725,000
        5.80% - 1-05-98 ..........................................................                                           227,853
        6.00% - 1-27-98 ..........................................................                                           494,846
        5.95% - 2-03-98 ..........................................................                                         1,989,092
                                                                                                                          ----------
                                                                                                                           3,649,311
POLLUTION CONTROL - 3.7%
Engelhard Corporation, 5.72% - 2-27-98 ...........................................                2,170,000                2,150,347

RETAIL - GROCERY - 4.7%
Winn-Dixie Stores, Inc., .........................................................                2,700,000
        5.50% - 1-06-98 ..........................................................                                           999,236
        5.68% - 2-10-98 ..........................................................                                         1,689,271
                                                                                                                          ----------
                                                                                                                           2,688,507
TELECOMMUNICATIONS - 6.4%
AT&T Company, 5.75% - 1-27-98 ....................................................                2,100,000                2,091,279
Bell Atlantic Network Funding Corporation, 5.90% - 1-08-98 .......................                1,600,000                1,598,164
                                                                                                                          ----------
                                                                                                                           3,689,443
                                                                                                                          ----------
Total commercial paper - 78.4% ............................................................................               45,042,317


U.S. GOVERNMENT & AGENCIES
--------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 8.7%
        5.87% - 1-30-98 ..........................................................               $2,000,000              $ 2,000,000
        5.90% - 9-30-98 ..........................................................                2,000,000                2,000,000
        5.95% - 11-12-98 .........................................................                1,000,000                1,000,000
                                                                                                                         -----------
                                                                                                                           5,000,000
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.5%
        5.74% - 6-09-98 ..........................................................                2,000,000                2,000,000

SMALL BUSINESS ASSOCIATION POOLS - 8.8%
        #501927 - 6.75%, 2017(1) .................................................                1,810,126                1,827,209
        #502398 - 6.125%, 2018(2) ................................................                  855,517                  858,725
        #503152 - 6.125%, 2020(2) ................................................                  881,942                  881,942
        #503295 - 6.00%, 2021(2) .................................................                  742,200                  742,665
        #503303 - 6.00%, 2021(2) .................................................                  727,875                  728,331
                                                                                                                         -----------
                                                                                                                           5,038,872
                                                                                                                         -----------
Total U.S. government & agencies - 21.0% ..................................................................               12,038,872
                                                                                                                         -----------
Total investments - 99.4% .................................................................................               57,081,189
Cash and other assets, less liabilities - 0.6% ............................................................                  359,596
                                                                                                                         -----------
Total net assets - 100.0% .................................................................................              $57,440,785
                                                                                                                         ===========

The identified cost of investments owned at December 31, 1997, was the same for federal income tax and book purposes, except for the Corporate Bond Series for which the identified cost for federal income tax purposes was $59,522,510.

PP  - indicates private placement.

(1) Variable rate security which may be reset the first of each month.

(2) Variable rate security which may be reset the first of each quarter.

(3) Trust Preferred Securities - Securities issued by financial institutions to augment their Tier 1 capital base. Issued on a subordinate basis relative to senior notes or debentures. Institutions may defer cash payments for up to 10 pay periods.

                            See accompanying notes.

                                 BALANCE SHEETS
                               December 31, 1997

                                                                         Security Income Fund
                                                           -----------------------------------------------
                                                           Corporate       U.S.     Limited       High       Security      Security
                                                              Bond      Government  Maturity      Yield     Tax-exempt       Cash
                                                             Series       Series   Bond Series    Series       Fund          Fund
                                                           -----------  ----------  ----------  ----------  -----------  -----------
Assets
Investments, at value (identified cost $59,519,623,
        $8,297,425, $6,201,058, $8,931,926,
        $22,653,326 and $12,038,872, respectively) ......  $61,691,132  $8,608,566  $6,354,151  $9,205,904  $23,697,665  $12,038,872
Commercial paper, at amortized cost which
        approximates market value .......................         --          --          --          --           --     45,042,317
Cash ....................................................      459,237      13,534      68,711     222,116      260,727      311,774
Receivables:
        Fund shares sold ................................       34,342         167        --         8,950         --         56,082
        Securities sold .................................         --          --          --          --           --         50,703
        Interest ........................................      961,521     130,509     112,851     193,041      353,066      216,444
Prepaid expenses ........................................        8,884      21,058      15,248       1,837        8,833       60,475
                                                           -----------  ----------  ----------  ----------  -----------  -----------
        Total assets ....................................  $63,155,116  $8,773,834  $6,550,961  $9,631,848  $24,320,291  $57,776,667
                                                           ===========  ==========  ==========  ==========  ===========  ===========

LIABILITIES AND NET ASSETS
Liabilities:
        Payable for:
                Securities purchased ....................  $      --    $     --     $    --    $     --    $      --    $      --
                Fund shares redeemed ....................      101,212      20,000        --          --         14,419
                Dividends payable to shareholders .......         --          --          --          --           --        258,814
        Other Liabilities:
                Management fees .........................       28,405        --          --          --         10,861       26,240
                Custodian fees ..........................        1,502         300        --         2,474         --          1,479
                Transfer and administration fees ........       14,367       2,729       1,110       2,475        3,218       13,934
                Professional fees .......................        2,311       4,281       2,983       4,947        5,600        5,017
                12b-1 distribution plan fees ............       18,555       2,717       2,124      10,487        2,088         --
                Miscellaneous fees ......................        8,834       1,220         570        --          1,212       15,979
                                                           -----------  ----------  ----------  ----------  -----------  -----------
                        Total liabilities ...............      175,186      31,247       6,787      20,383       22,979      335,882
Net Assets:
Paid in capital .........................................   73,978,535   9,388,252   6,449,575   9,337,487   24,496,978   57,440,785
Undistributed net investment income .....................       22,204       3,764       4,097        --          2,952         --
Accumulated undistributed net realized gain (loss)
        on sale of investments ..........................  (13,192,318)   (960,570)    (62,591)       --     (1,246,957)        --
Net unrealized appreciation
        in value of investments .........................    2,171,509     311,141     153,093     273,978    1,044,339         --
                                                           -----------  ----------  ----------  ----------  -----------  -----------
                Net assets ..............................   62,979,930   8,742,587   6,544,174   9,611,465   24,297,312   57,440,785
                                                           -----------  ----------  ----------  ----------  -----------  -----------
                Total liabilities and net assets ........  $63,155,116  $8,773,834  $6,550,961  $9,631,848  $24,320,291  $57,776,667
                                                           ===========  ==========  ==========  ==========  ===========  ===========
CLASS "A" SHARES
Capital shares outstanding ..............................    8,013,301   1,590,192     533,063     329,682    2,178,679   57,440,785
Net assets ..............................................  $56,486,745  $7,651,715  $5,489,908  $5,179,468  $21,953,078  $57,440,785
Net asset value per share (net assets divided by
        shares outstanding) .............................  $      7.05  $     4.81  $    10.30  $    15.71  $     10.08  $      1.00
Add: Selling commission (4.75% of the
        offering price) .................................         0.35        0.24        0.51        0.78         0.50         --
                                                           -----------  ----------  ----------  ----------  -----------  -----------
Offering price per share (net asset value
        divided by 95.25%) ..............................  $      7.40  $     5.05  $    10.81  $    16.49  $     10.58  $      1.00
                                                           ===========  ==========  ==========  ==========  ===========  ===========
CLASS "B" SHARES
Capital shares outstanding ..............................      915,701     227,094     102,608     282,659      232,655         --
Net assets ..............................................  $ 6,493,185  $1,090,872  $1,054,266  $4,431,997  $ 2,344,234         --
Net asset value per share (net assets divided
        by shares outstanding) ..........................  $      7.09  $     4.80  $    10.27  $    15.68  $     10.08         --
                                                           ===========  ==========  ==========  ==========  ===========  ===========

                            See accompanying notes.

                            STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1997

                                                                       Security Income Fund
                                                    ---------------------------------------------------
                                                     Corporate       U.S.        Limited        High       Security      Security
                                                        Bond      Government    Maturity        Yield     Tax-exempt       Cash
                                                       Series        Series    Bond Series     Series        Fund          Fund
                                                    ------------  -----------  -----------  -----------  ------------  -------------
INVESTMENT INCOME:
        Interest ...............................     $5,127,816     $630,773     $468,723     $656,148     $1,182,900     $2,754,633

EXPENSES:
        Management fees ........................        338,609       42,687       27,818       41,748        115,812        238,616
        Custodian fees .........................         21,291         --          2,025        1,099          1,344          5,633
        Transfer/maintenance fees ..............        108,817       18,944        5,226        8,425         15,105        119,258
        Administration fees ....................         60,950        7,684        5,543        6,557         20,846         21,990
        Directors' fees ........................          4,915          941          504          292          9,459          9,581
        Professional fees ......................          5,889        8,642        5,558        6,934          6,812          3,651
        Reports to shareholders ................          7,215        1,299          352           58            730          8,997
        Registration fees ......................         23,469          561        3,301       25,868         24,404          3,011
        Other expenses .........................          4,084          626          277        1,715            322          9,477
        12b-1 distribution plan fees ...........        221,713       27,378       22,183       43,045         14,509             --
                                                     ----------     --------     --------     --------     ----------     ----------
                                                        796,952      108,762       72,787      135,741        209,343        420,214

Less:  Earnings credits applied ................           --           --         (2,025         --           (1,344           --
       Reimbursement of expenses ...............        (17,462)     (42,687)     (30,621)     (41,748)          --             --
                                                     ----------     --------     --------     --------     ----------     ----------
       Total expenses ..........................        779,490       66,075       40,141       93,993        207,999        420,214
                                                     ----------     --------     --------     --------     ----------     ----------
          Net investment income ................      4,348,326      564,698      428,582      562,155        974,901      2,334,419

NET REALIZED AND UNREALIZED GAIN (LOSS):

Net realized gain (loss) during the period on
        investments ............................       (819,146)      17,807       14,159      159,295        230,930           --
Net change in unrealized appreciation
        during the period on
        investments ............................      2,374,236      149,552       89,543      126,911        592,486           --
                                                     ----------     --------     --------     --------     ----------     ----------
          Net gain .............................      1,555,090      167,359      103,702      286,206        823,416           --
                                                     ----------     --------     --------     --------     ----------     ----------
            Net increase in net assets
              resulting from operations ........     $5,903,416     $732,057     $532,284     $848,361     $1,798,317     $2,334,419
                                                     ==========     ========     ========     ========     ==========     ==========

                            See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                      For the Year Ended December 31, 1997

                                                                      Security Income Fund
                                                   ---------------------------------------------------
                                                    Corporate       U.S.        Limited        High       Security      Security
                                                       Bond      Government    Maturity        Yield     Tax-exempt       Cash
                                                      Series        Series    Bond Series     Series        Fund          Fund
                                                   ------------  -----------  -----------  -----------  ------------  -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
        Net investment income ...................  $  4,348,326  $   564,698  $   428,582  $   562,155  $    974,901  $   2,334,419
        Net realized gain (loss) ................      (819,146)      17,807       14,159      159,295       230,930           --
        Unrealized appreciation (depreciation)
                during the period ...............     2,374,236      149,552       89,543      126,911       592,486           --
                                                   ------------  -----------  -----------  -----------  ------------  -------------
                Net increase in net assets
                        resulting from operations     5,903,416      732,057      532,284      848,361     1,798,317      2,334,419

DISTRIBUTIONS TO SHAREHOLDERS FROM:
        Net investment income
                Class A .........................    (3,949,944)    (514,896)    (368,619)    (321,919)     (930,144)    (2,334,419)
                Class B .........................      (403,170)     (46,196)     (56,487)    (241,725)      (47,364)          --
        Net realized gain
                Class A .........................          --           --           --        (67,514)         --             --
                Class B .........................          --           --           --        (57,795)         --             --
                                                   ------------  -----------  -----------  -----------  ------------  -------------
                        Total distributions to
                                shareholders ....    (4,353,114)    (561,092)    (425,106)    (688,953)     (977,508)    (2,334,419)

CAPITAL SHARE TRANSACTIONS (a):
        Proceeds from sale of shares
                Class A .........................     7,162,943    1,566,140    1,371,189    2,272,583     2,482,623    234,698,276
                Class B .........................     4,821,878      684,955      399,599    1,441,420     1,198,639           --
        Dividends reinvested
                Class A .........................     2,918,082      427,733      329,483      389,121       493,192      2,203,684
                Class B .........................       363,965       40,597       56,486      298,860        31,059           --
        Shares redeemed
                Class A .........................   (28,343,679)  (2,531,194)  (1,243,300)    (358,981)   (5,087,737)  (224,791,899)
                Class B .........................    (6,157,206)    (314,008)    (175,370)     (90,052)     (455,776)          --
                                                   ------------  -----------  -----------  -----------  ------------  -------------
                Net increase (decrease)
                        from capital share
                        transactions ............   (19,234,017)    (125,777)     738,087    3,952,951    (1,338,000)    12,110,061
                                                   ------------  -----------  -----------  -----------  ------------  -------------
                        Total increase (decrease)
                           in net assets ........   (17,683,715)      45,188      845,265    4,112,359      (517,191)    12,110,061
NET ASSETS:
        Beginning of period .....................    80,663,645    8,697,399    5,698,909    5,499,106    24,814,503     45,330,724
                                                   ------------  -----------  -----------  -----------  ------------  -------------
        End of period ...........................  $ 62,979,930  $ 8,742,587  $ 6,544,174  $ 9,611,465  $ 24,297,312  $  57,440,785
                                                   ============  ===========  ===========  ===========  ============  =============
Undistributed net investment income
        at end of period ........................  $     22,204  $     3,764  $     4,097  $      --    $      2,952  $        --
                                                   ============  ===========  ===========  ===========  ============  =============
        (a) Shares issued and redeemed
                Shares sold
                        Class A .................     1,036,267      329,947      136,018      146,171       251,471    234,698,276
                        Class B .................       691,990      144,444       39,239       91,689       120,884           --
                Dividends reinvested
                        Class A .................       425,158       90,953       32,458       24,910        49,419      2,203,684
                        Class B .................        52,774        8,630        5,576       19,160         3,160           --
                Shares redeemed
                        Class A .................    (4,129,146)    (535,552)    (122,325)     (22,867)     (519,951)  (224,791,899)
                        Class B .................      (886,785)     (66,308)     (17,298)      (5,669)      (46,659)          --
                                                   ------------  -----------  -----------  -----------  ------------  -------------
                        Net increase (decrease) .    (2,809,742)     (27,886)      73,668      253,394      (141,676)    12,110,061
                                                   ============  ===========  ===========  ===========  ============  =============

                            See accompanying notes.

                       STATMENT OF CHANGES IN NET ASSETS
                      For the Year Ended December 31, 1996

                                                                  Security Income Fund
                                                 ----------------------------------------------------
                                                  Corporate        U.S.        Limited         High       Security      Security
                                                     Bond       Government     Maturity        Yield     Tax-exempt       Cash
                                                    Series        Series      Bond Series     Series        Fund          Fund
                                                 ------------   -----------   -----------  -----------  ------------  -------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
        Net investment income ................  $  5,712,167   $    685,751   $   351,230   $  151,652   $ 1,153,538   $  2,158,130
        Net realized gain (loss) .............    (1,347,012)       182,946       (46,509)     (36,585)       56,324           --
        Unrealized appreciation
                (depreciation) during the
                period .......................    (5,522,985)      (735,463)     (186,260)     147,067      (671,331)          --
                                                ------------   ------------   -----------   ----------   -----------   ------------
                Net increase (decrease) in net
                        assets resulting from
                        operations ...........    (1,157,830)       133,234       118,461      262,134       538,531      2,158,130
DISTRIBUTIONS TO SHAREHOLDERS FROM:
        Net investment income
                        Class A ..............    (5,393,982)      (655,579)     (304,962)     (79,996)   (1,107,445)    (2,158,130)
                        Class B ..............      (343,417)       (32,686)      (47,156)     (70,935)      (44,319)          --
Tax return of capital
                        Class A ..............          --             --          (5,684)        --            --             --
                        Class A ..............          --             --            (879)        --            --             --
                                                ------------   ------------   -----------   ----------   -----------   ------------
                Total distributions to
                        shareholders .........    (5,737,399)      (688,265)     (358,681)    (150,931)   (1,151,764)    (2,158,130)
CAPITAL SHARE TRANSACTIONS (a):
Proceeds from sale of shares
                Class A ......................     8,731,109      1,930,782     2,444,146    2,644,208     1,613,431    310,586,017
                Class B ......................     3,464,361        375,419       269,401    2,611,381       579,929           --
Dividends reinvested
                Class A ......................     4,241,649        543,532       284,749       79,998       626,193      1,969,086
                Class B ......................       304,987         26,151        47,452       70,935        31,495           --
Cost of shares redeemed
                        Class A ..............   (26,834,054)    (3,998,800)     (913,142)         (48)   (3,379,177)   305,382,279)
                        Class B ..............    (1,793,517)      (286,899)     (267,281)     (18,571)     (260,053)          --
                                                ------------   ------------   -----------   ----------   -----------   ------------
        Net increase (decrease)
            from capital share
            transactions .....................   (11,885,465)    (1,409,815)    1,865,325    5,387,903      (788,182)     7,172,824
                                                ------------   ------------   -----------   ----------   -----------   ------------
Total increase (decrease)
            in net assets ....................   (18,780,694)    (1,964,846)    1,625,105    5,499,106    (1,401,415)     7,172,824

NET ASSETS:
        Beginning of period ..................    99,444,339     10,662,245     4,073,804         --      26,215,918     38,157,900
                                                ------------   ------------   -----------   ----------   -----------   ------------
        End of period ........................  $ 80,663,645   $  8,697,399   $ 5,698,909   $5,499,106   $24,814,503   $ 45,330,724
                                                ============   ============   ===========   ==========   ===========   ============
Undistributed net
        investment income at
          end of period ......................  $       --     $        158   $      --     $      721   $     5,559   $       --
                                                ============   ============   ===========   ==========   ===========   ============
        (a) Shares issued and redeemed
                Shares sold
                        Class A ..............     1,257,439        408,653       236,285      176,201       167,132    310,586,017
                        Class B ..............       497,238         79,022        25,885      174,028        59,521           --
                Dividends reinvested
                        Class A ..............       608,432        115,124        27,590        5,270        65,031      1,969,086
                        Class B ..............        43,584          5,533         4,593        4,677         3,268           --
                Shares redeemed
                        Class A ..............    (3,860,010)      (845,356)      (88,496)          (3)     (350,952)  (305,382,279)
                        Class B ..............      (256,329)       (61,304)      (25,864)      (1,226)      (27,117)          --
                                                ------------   ------------   -----------   ----------   -----------   ------------
                Net increase (decrease) ......    (1,709,646)      (298,328)      179,993      358,947       (83,117)     7,172,824
                                                ============   ============   ===========   ==========   ===========   ============

*Period August 5, 1996 (inception) through December 31, 1996.

                            See accompanying notes.

                              FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout each period

CORPORATE BOND SERIES (CLASS A)

                                                                            Fiscal Period Ended December 31
                                                     -----------------------------------------------------------------------------
                                                        1997(d)          1996(d)(f)         1995(d)(f)      1994          1993
                                                     -----------        -----------        -----------   -----------   -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............  $      6.87        $      7.39        $      6.68   $      7.81   $      7.72

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .............................         0.45               0.47               0.47          0.49          0.52
Net Gain (Loss) on Securities
        (realized & unrealized) ...................         0.19              (0.52)              0.71         (1.13)         0.52
                                                     -----------        -----------        -----------   -----------   -----------
Total from Investment Operations ..................         0.64              (0.05)              1.18         (0.64)         1.04

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ............        (0.46)             (0.47)             (0.47)        (0.49)        (0.53)
Distributions (from Capital Gains) ................         --                 --                 --            --           (0.42)
                                                     -----------        -----------        -----------   -----------   -----------
        Total Distributions .......................        (0.46)             (0.47)             (0.47)        (0.49)        (0.95)
                                                     -----------        -----------        -----------   -----------   -----------
NET ASSET VALUE END OF PERIOD .....................  $      7.05        $      6.87        $      7.39   $      6.68   $      7.81
                                                     -----------        -----------        -----------   -----------   -----------
TOTAL RETURN (a) ..................................          9.7%              (0.5%)             18.2%         (8.3%)        13.4%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............  $    56,487        $    73,360        $    93,701   $    90,593   $   118,433
Ratio of Expenses to Average Net Assets ...........         1.07%              1.01%              1.02%         1.01%         1.02%
Ratio of Net Investment Income (Loss)
        to Average Net Assets .....................         6.50%              6.54%              6.62%         6.91%         6.46%
Portfolio Turnover Rate ...........................          120%               292%               200%          204%          157%

CORPORATE BOND SERIES (CLASS B)
                                                                               Fiscal Period Ended December 31
                                                         -------------------------------------------------------------------------
                                                          1997(c)(d)     1996(c)(d)(f)   1995(c)(d)(f)      1994(c)       1993(b)
                                                         ---------       ---------       ---------       ---------       ---------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ................     $    6.90       $    7.43       $    6.71       $    7.84       $    8.59

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..............................          0.40            0.40            0.40            0.43            0.11
Net Gain (Loss) on Securities
        (realized & unrealized) ....................          0.19           (0.52)           0.73           (1.13)          (0.32)
                                                         ---------       ---------       ---------       ---------       ---------
Total from Investment Operations ...................          0.59           (0.12)           1.13           (0.70)          (0.21)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .............         (0.40)          (0.41)          (0.41)          (0.43)          (0.11)
Distributions (from Capital Gains) .................          --              --              --              --              0.43)
                                                         ---------       ---------       ---------       ---------       ---------
        Total Distributions ........................         (0.40)          (0.41)          (0.41)          (0.43)          (0.54)
                                                         ---------       ---------       ---------       ---------       ---------
NET ASSET VALUE END OF PERIOD ......................     $    7.09       $    6.90       $    7.43       $    6.71       $    7.84
                                                         =========       =========       =========       =========       =========
TOTAL RETURN(a) ....................................           8.7%           (1.4%)          17.3%           (9.0%)          (2.5%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...............     $   6,493       $   7,303       $   5,743       $   3,878       $   1,022
Ratio of Expenses to Average Net Assets ............          1.85%           1.85%           1.85%           1.85%           1.88%
Ratio of Net Investment Income (Loss)
        to Average Net Assets                                 5.72%           5.70%           5.80%           6.08%           5.16%
Portfolio Turnover Rate                                        120%            292%            200%            204%            164%

                            See accompanying notes.

                              FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period

U.S. GOVERNMENT SERIES (CLASS A)

                                                                                  Fiscal Period Ended December 31
                                                          ------------------------------------------------------------------------
                                                          1997(c)(d)(f)   1996(c)(d)(f)   1995(c)(d)(f)     1994(c)      1993(c)
                                                          ----------      ----------      ----------      ----------    ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .................     $     4.71      $     4.97      $     4.35      $     4.97    $     5.04

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...............................           0.32            0.31            0.30            0.30          0.31
Net Gain (Loss) on Securities
        (realized & unrealized) .....................            .10           (0.26)           0.62           (0.62)         0.27
                                                          ----------      ----------      ----------      ----------    ----------
Total from Investment Operations ....................           0.42            0.05            0.92           (0.32)         0.58

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ..............          (0.32)          (0.31)          (0.30)          (0.30)        (0.31)
Distributions (from Capital Gains) ..................           --              --              --              --           (0.34)
                                                          ----------      ----------      ----------      ----------    ----------
        Total Distributions .........................          (0.32)          (0.31)          (0.30)          (0.30)        (0.65)
                                                          ----------      ----------      ----------      ----------    ----------
NET ASSET VALUE END OF PERIOD .......................     $     4.81      $     4.71      $     4.97      $     4.35    $     4.97
                                                          ==========      ==========      ==========      ==========    ==========
TOTAL RETURN (a) ....................................            9.2%            1.3%           21.9%           (6.5%)        10.9%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ................     $    7,652      $    8,036      $   10,080      $    8,309    $   10,098
Ratio of Expenses to Average Net Assets .............           0.60%           0.65%           1.11%           1.10%         1.10%
Ratio of Net Investment Income (Loss)
        to Average Net Assets .......................           6.10%           6.44%           6.41%           6.47%         5.90%
Portfolio Turnover Rate .............................             39%             75%             81%            220%          153%

U.S. GOVERNMENT SERIES (CLASS B)
                                                                              Fiscal Period Ended December 31
                                                       ----------------------------------------------------------------------------
                                                       1997(c)(d)      1996(c)(d)(f)     1995(c)(d)(f)     1994(c)        1993(b)(c)
                                                       ---------         ---------       ---------       ---------       ---------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..............     $    4.71         $    4.97       $    4.35       $    4.97       $    5.51

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ............................          0.26              0.25            0.26            0.26            0.04
Net Gain (Loss) on Securities
        (realized & unrealized) ..................          0.10             (0.25)           0.63           (0.62)          (0.19)
                                                       ---------         ---------       ---------       ---------       ---------
Total from Investment Operations .................          0.36             (0.00)           0.89           (0.36)          (0.15)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ...........         (0.27)            (0.26)          (0.27)          (0.26)          (0.04)
Distributions (from Capital Gains) ...............          --                --              --              --             (0.35)
                                                       ---------         ---------       ---------       ---------       ---------
        Total Distributions ......................         (0.27)            (0.26)          (0.27)          (0.26)          (0.39)
                                                       ---------         ---------       ---------       ---------       ---------
NET ASSET VALUE END OF PERIOD ....................     $    4.80         $    4.71       $    4.97       $    4.35       $    4.97
                                                       =========         =========       =========       =========       =========
TOTAL RETURN (a) .................................           7.9%           (0.02%)          20.9            (7.4%)          (1.4%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .............     $   1,091         $     661       $     582       $     321       $     140
Ratio of Expenses to Average Net Assets ..........          1.68%             1.86%           1.87%           1.85%           1.61%
Ratio of Net Investment Income (Loss)
        to Average Net Assets ....................          5.02%             5.23%           5.69%           5.76%           5.54%
Portfolio Turnover Rate ..........................            39%               75%             81%            220%            114%

                            See accompanying notes.

                              FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout each period Limited Maturity Bond Series (Class B)

                                                             Fiscal Period Ended December 31
                                                  ----------------------------------------------------
                                                   1997(c)(d)(f)     1996(c)(d)(f)     1995(c)(d)(e)(f)
                                                  --------------     --------------     --------------
NET ASSET VALUE BEGINNING OF PERIOD ...........   $        10.14     $        10.66     $        10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .........................             0.72               0.72               0.62
Net Gain (Loss) on Securities
        (realized & unrealized) ...............             0.16              (0.51)              0.65
                                                  --------------     --------------     --------------
Total from Investment Operations ..............             0.88               0.21               1.27
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ........            (0.72)             (0.72)             (0.61)
Distributions (from Capital Gains) ............             --                 --                 --
Return of Capital .............................             --                (0.01)              --
                                                  --------------     --------------     --------------
        Total Distributions ...................            (0.72)             (0.73)             (0.61)
                                                  --------------     --------------     --------------
NET ASSET VALUE END OF PERIOD .................   $        10.30     $        10.14     $        10.66
                                                  ==============     ==============     ==============
TOTAL RETURN (a) ..............................              9.0%               2.1%              13.0%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..........   $        5,490     $        4,938     $        3,322
Ratio of Expenses to Average Net Assets .......             0.55%              0.90%              0.84%
Ratio of Net Investment Income (Loss)
        to Average Net Assets .................             7.10%              6.97%              5.97%
Portfolio Turnover Rate .......................               76%               105%                 4%


LIMITED MATURITY BOND SERIES (CLASS B)
                                                        Fiscal Period Ended December 31
                                               ---------------------------------------------------
                                               1997(c)(d)(f)    1996(c)(d)(f)     1995(c)(d)(e)(f)
                                               -------------    -------------     ----------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...........   $ 10.14           $ 10.67           $ 10.00

INCOME FROM INVESTMENT OPERATIONS:
        Net Investment Income .................      0.61              0.63              0.53
        Net Gain (Loss) on Securities
                (realized & unrealized) .......      0.14             (0.52)             0.66
                                                  -------           -------           -------
        Total from Investment Operations ......      0.75              0.11              1.19

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ........     (0.62)            (0.62)            (0.52)
Distributions (from Capital Gains) ............      --                --                --

Return of Capital .............................      --               (0.01)             --
                                                  -------           -------           -------
Total Distributions ...........................     (0.62)            (0.64)            (0.52)
                                                  -------           -------           -------
NET ASSET VALUE END OF PERIOD .................   $ 10.27           $ 10.14           $ 10.67
                                                  =======           =======           =======
TOTAL RETURN (a) ..............................       7.7%              1.1%             12.2%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..........   $ 1,054           $   761           $   752
Ratio of Expenses to Average Net Assets .......      1.50%             1.88%             1.71%
Ratio of Net Investment Income (Loss)
        to Average Net Assets .................      6.15%             5.99%             5.12%
Portfolio Turnover Rate .......................        76%              105%                4%

                            See accompanying notes.

                              FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period

HIGH YIELD SERIES (CLASS A)

                                                            Fiscal Period
                                                           Ended December 31
                                                       -------------------------
                                                       1997(c)(d)  1996(c)(d)(g)
                                                       ----------  -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ................   $   15.32     $   15.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..............................        1.25          0.45
Net Gain (Loss) on Securities
        (realized & unrealized) ....................        0.60          0.32
                                                       ---------     ---------
                Total from Investment Operations ...        1.85          0.77

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .............       (1.25)        (0.45)
Distributions (from Capital Gains) .................       (0.21)         --
                                                       ---------     ---------
        Total Distributions ........................       (1.46)        (0.45)
                                                       ---------     ---------
NET ASSET VALUE END OF PERIOD ......................   $   15.71     $   15.32
                                                       =========     =========
TOTAL RETURN (a) ...................................        12.6%          5.2%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...............   $   5,179     $   2,780
Ratio of Expenses to Average Net Assets ............        0.87%         1.54%
Ratio of Net Investment Income (Loss)
        to Average Net Assets ......................        8.14%         7.47%
Portfolio Turnover Rate ............................          87%          168%

HIGH YIELD SERIES (CLASS B)
                                                           Fiscal Period
                                                          Ended December 31
                                                       ------------------------
                                                       1997(c)(d)  1996(c)(d)(g)
                                                       ---------     ---------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ................   $   15.32     $   15.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..............................        1.10          0.41
Net Gain (Loss) on Securities
        (realized & unrealized) ....................        0.59          0.32
                                                       ---------     ---------

Total from Investment Operations ...................        1.69          0.73
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .............       (1.12)        (0.41)
Distributions (from Capital Gains) .................       (0.21)          --
                                                       ---------     ---------
        Total Distributions ........................       (1.33)        (0.41)
                                                       ---------     ---------
NET ASSET VALUE END OF PERIOD ......................   $   15.68     $   15.32
                                                       =========     =========
TOTAL RETURN (a) ...................................        11.5%          4.9%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...............   $   4,432     $   2,719
Ratio of Expenses to Average Net Assets ............        1.80%         2.26%
Ratio of Net Investment Income (Loss)
        to Average Net Assets ......................        7.21%         6.74%
Portfolio Turnover Rate ............................          87%          168%

                             See accompanying notes.

                              FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period

SECURITY TAX-EXEMPT FUND (CLASS A)

                                                                                 Fiscal Period Ended December 31
                                                        --------------------------------------------------------------------------
                                                        1997(c)(d)   1996(c)(d)(f)  1995(c)(d)(f)        1994               1993
                                                        ----------   -------------  -------------        ----               ----
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..............      $     9.72    $     9.94    $     9.05        $    10.37        $    10.06

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ............................            0.42          0.45          0.48              0.47              0.51
Net Gain (Loss) on Securities
        (realized & unrealized) ..................            0.36         (0.21)         0.89             (1.32)             0.70
                                                        ----------    ----------    ----------        ----------        ----------
Total from Investment Operations .................            0.78          0.24          1.37             (0.85)             1.21

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ...........           (0.42)        (0.46)        (0.48)            (0.47)            (0.51)
Distributions (from Capital Gains) ...............            --            --            --                --               (0.39)
                                                        ----------    ----------    ----------        ----------        ----------
        Total Distributions ......................           (0.42)        (0.46)        (0.48)            (0.47)            (0.90)
                                                        ----------    ----------    ----------        ----------        ----------
NET ASSET VALUE END OF PERIOD ....................      $    10.08    $     9.72    $     9.94        $     9.05        $    10.37
                                                        ==========    ==========    ==========        ==========        ==========
TOTAL RETURN (a) .................................             8.3%          2.5%         15.5%             (8.3%)            11.6%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .............      $   21,953    $   23,304     $   25,026        $   24,092        $   32,115
Ratio of Expenses to Average Net Assets ..........            0.82%         0.78%         0.86%             0.82%             0.82%
Ratio of Net Investment Income (Loss)
        to Average Net Assets ....................            4.29%         4.67%         5.02%             4.74%             4.92%
Portfolio Turnover Rate ..........................              48%           54%          103%               88%              118%

SECURITY TAX-EXEMPT FUND (CLASS B)
                                                                                 Fiscal Period Ended December 31
                                                        --------------------------------------------------------------------------
                                                        1997(c)(d)   1996(c)(d)(f)  1995(c)(d)(f)          1994(c)       1993(b)
                                                       ----------   -------------  -------------          -------       --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............    $    9.73        $    9.95        $    9.05        $   10.37      $   10.88

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .............................         0.29             0.33             0.48             0.35           0.10
Net Gain (Loss) on Securities
        (realized & unrealized) ...................         0.37            (0.21)            0.89            (1.32)         (0.13)
                                                       ---------        ---------        ---------        ---------      ---------
Total from Investment Operations ..................         0.66             0.12             1.37            (0.97)         (0.03)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ............        (0.31)           (0.34)           (0.48)           (0.35)         (0.09)
Distributions (from Capital Gains) ................         --               --               --               --            (0.39)
                                                       ---------        ---------        ---------        ---------      ---------
        Total Distributions .......................        (0.31)           (0.34)           (0.48)           (0.35)         (0.48)
                                                       ---------        ---------        ---------        ---------      ---------
NET ASSET VALUE END OF PERIOD .....................    $   10.08        $    9.73        $    9.94        $    9.05      $   10.37
                                                       =========        =========        =========        =========      =========
TOTAL RETURN (a) ..................................          6.9%             1.2%            14.3%            (9.5%)         (0.2%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............    $   2,344        $   1,510        $   1,190        $     760      $     106
Ratio of Expenses to Average Net Assets ...........         2.00%            2.01%            2.00%            2.00%          2.89%
Ratio of Net Investment Income (Loss)
        to Average Net Assets .....................         3.11%            3.44%            3.90%            3.50%          2.71%
Portfolio Turnover Rate ...........................           48%              54%             103%              88%            90%

                             See accompanying notes.

                              FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period

SECURITY CASH FUND

                                                                                       Fiscal Period Ended December 31
                                                                     -------------------------------------------------------------
                                                                    1997 (d)    1996(c)(d)(f)  1995(c)(d)(f)    1994         1993(c)
                                                                    --------    -------------  -------------    ----         -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..........................       $1.00       $  1.00         $1.00         $1.00       $  1.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ........................................        0.05          0.05          0.05          0.03          0.02
Net Gain (Loss) on Securities
        (realized & unrealized) ..............................        --            --            --            --            --

                                                                      ----          ----          ----          ----          ----
Total from Investment Operations .............................        0.05          0.05          0.05          0.03          0.02

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .......................       (0.05)        (0.05)        (0.05)        (0.03)        (0.02)
Distributions (from Capital Gains) ...........................        --            --            --            --            --
                                                                      ----          ----          ----          ----          ----
        Total Distributions ..................................       (0.05)        (0.05)        (0.05)        (0.03)        (0.02)
                                                                      ----          ----          ----          ----          ----
NET ASSET VALUE END OF PERIOD ................................       $1.00       $  1.00         $1.00         $1.00       $  1.00
                                                                      ====          ====          ====          ====          ====
TOTAL RETURN (a) .............................................         4.9%          4.6%          5.0%          3.4%          2.4%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .........................     $57,441       $45,331       $38,158       $58,102       $71,870
Ratio of Expenses to Average Net Assets ......................        0.90%         1.01%         1.00%         0.96%         1.00%
Ratio of Net Investment Income (Loss)
        to Average Net Assets ................................        4.80%         4.47%         5.00%         3.24%         2.28%
Portfolio Turnover Rate ......................................        --            --            --            --            --

(a) Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charges paid at time of redemption.

(b) Class "B" shares were initially issued on October 19, 1993. Percentage amounts for the period, except total return, have been annualized.

(c) Fund expenses were reduced by the Investment Manager and expense ratios absent such reimbursement would have been as follows:

                                        1993    1994    1995    1996    1997
                                        -----   -----   -----   -----   -----
      Corporate Bond Series   Class B   ___     2.00%   2.19%   2.05%   2.10%
      U.S. Government Series  Class A   1.20%   1.20%   1.22%   1.17%   1.06%
                              Class B   1.75%   2.91%   3.70%   3.26%   2.14%
      Limited Maturity        Class A   ___     ___     1.04%   1.40%   1.04%
       Bond Series            Class B   ___     ___     2.12%   2.60%   1.99%
      High Yield Series       Class A   ___     ___     ___     2.11%   1.44%
                              Class B   ___     ___     ___     2.83%   2.37%
      Tax-Exempt Fund         Class A   ___     ___     0.86%   0.78%   0.83%
                              Class B   ___     2.32%   2.45%   2.19%   2.00%
      Cash Fund                         1.03%   ___     1.04%   1.01%   ___

(d) Net investment income was computed using the average month-end shares outstanding throughout the period.

(e) Security Limited Maturity Bond Series was initially capitalized on January 17, 1995, with a net asset value of $10 per share. Percentage amounts for period have been annualized, except for total return.

(f) Expense ratios including reimbursements, were calculated without the reduction for custodian fees earnings credits beginning February 1, 1995. Expense ratios with such reductions would have been as follows:

                                        1995    1996    1997
                                        -----   -----   -----
      Corporate Bond Series   Class A   1.02%   1.01%   ___
                              Class B   1.85%   1.85%   ___
      U.S. Government Series  Class A   1.10%   0.64%   ___
                              Class B   1.85%   1.85%   ___
      Limited Maturity        Class A   0.81%   0.87%   0.51%
       Bond Series            Class B   1.65%   1.85%   1.46%
      Tax-Exempt Fund         Class A   0.85%   0.77%   0.83%
                              Class B   2.00%   2.00%   2.00%
      Cash Fund                         1.00%   1.00%   1.00%

(g) Security High Yield Series was initially capitalized on August 15, 1996, with a net asset value of $15 per share. Percentage amounts for the period have been annualized, except for total return.

                             See accompanying notes.

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997

1. SIGNIFICANT ACCOUNTING POLICIES

     Security Income Fund, Security Tax-Exempt Fund and Security Cash Fund (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of Security Income Fund are currently issued in multiple series, with each series, in effect, representing a separate Fund. The Income Fund is required to account for each series separately and to allocate general expenses to each series based on the net asset value of each series. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed. The Funds began offering an additional class of shares ("B" shares) on October 19, 1993. The shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of the shares within five years of acquisition incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION - Valuations of Income Funds' and Tax-Exempt Fund's securities are supplied by pricing services approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Funds' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. The Funds' officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing service.

     Cash Fund, by approval of the Board of Directors, utilizes the amortized cost method for valuing portfolio securities, whereby all investments are valued by reference to their acquisition cost as adjusted for amortization of premium or accretion of discount.

     B. OPTIONS - The High Yield Series may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell, respectively (and the writer the obligation to sell or purchase), a security at a specified price, until a certain date. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the Series and the price of the option, the possibility of an illiquid market, and the inability of the counter-party to meet the terms of the contract.

     The premium received for a written option is recorded as an asset, with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuation in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

     C. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized, except Security Tax-Exempt Fund which amortizes premiums.

     D. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to the recharacterization of foreign currency gains and losses.

     E. TAXES - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

     F. EARNINGS CREDITS - Under the fee schedule with the custodian, the Funds earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the statement of operations do not reflect the reduction in expense from the related earnings credits.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

        Management fees are payable to Security Management Company, LLC (SMC) under investment advisory contracts at an annual rate of .50 of 1% of the average net assets of each fund, except for the High Yield Series which fees are
 .60 of 1% of the average net assets of the Series. The investment advisory contract for Income Fund provides that the total annual expenses of each Series of the Fund (including management fees and custodian fees net of earnings credits, but excluding interest, taxes, brokerage commissions, extraordinary expenses and distribution fees paid under the Class B distribution plan) will not exceed the level of expenses which Income Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then qualified for sale. For the period ended December 31, 1997, SMC agreed to limit the total expenses of Corporate Bond Series, U.S. Government Series and Limited Maturity Bond Series to an annual rate of 1.1% of the average daily net asset value of Class A shares and 1.85% of Class B shares of each respective Series. SMC also agreed to limit the total expenses of the High Yield Series to 2.0% for Class A Shares and 2.75% for Class B shares. In addition, SMC agreed to waive all of the management fees for the U.S. Government Series, Limited Maturity Bond Series and the High Yield Series until December 31, 1997. The investment advisory contract for Tax-Exempt and Cash Funds provides that the total annual expenses of the Funds net of custodian fee earnings credits will not exceed an amount equal to an annual rate of 1.0% of the average net assets of Class A shares and 2.0% of Class B shares of the Tax-Exempt Fund as calculated on a daily basis.

     The Funds have entered into contracts with SMC for transfer agent services and certain other administrative services which SMC provides to the Funds. SMC is paid an annual fixed charge per account and shareholder and dividend transaction fees.

     As the administrative agent for the Funds, SMC performs administrative functions, such as regulatory filings, bookkeeping, accounting and pricing functions for the Funds. For this service SMC receives on an annual basis, a fee of .09% of the average daily net assets of Corporate Bond Series, U.S. Government Series, Limited Maturity Bond Series, High Yield Series, and Tax-Exempt Fund and .045% of the average daily net assets of Cash Fund calculated daily and payable monthly.

     Income and Tax-Exempt Funds have adopted Distribution Plans related to the offering of Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plans provide for payments at an annual rate of 1.0% of the average net assets of Class B shares. Class A shares of Income Fund incur 12b-1 distribution fees at an annual rate of .25% of the average net assets of each Series.

     Security Distributors, Inc. (SDI), a wholly-owned subsidiary of Security Benefit Group, Inc., a financial services holding company, is national distributor for Income and Tax-Exempt Funds. SDI received net underwriting commissions on sales of Class A shares and contingent deferred sales charges
(CDSC) on redemptions occurring within 5 years of the date of purchase of Class B shares, after allowances to brokers and dealers for the period ended December 31, 1997, in the amounts presented below:

                              Corporate    U.S.    Limited     High       Tax-
                                Bond    Government Maturity   Yield      Exempt
                               Series     Series    Series    Series      Fund
                               -------    ------    ------    -------    -------
SDI underwriting
     (Class A) ............    $ 5,221    $1,979    $2,232    $   736    $ 2,581
CDSC (Class B) ............    $15,849    $2,159    $  893    $ 1,161    $ 3,510
Broker/Dealer
     (Class A) ............    $21,438    $8,680    $9,614    $ 3,565    $ 9,830
Broker/Dealer
     (Class B) ............    $47,733    $5,878    $7,825    $16,593    $50,942

     Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

3. INVESTMENT TRANSACTIONS

     Investment transactions for the period ended December 31,1997, (excluding overnight investments and short-term debt securities) were as follows:

                 Corporate       U.S.       Limited       High           Tax-
                   Bond       Government    Maturity      Yield         Exempt
                  Series        Series       Series       Series         Fund
                -----------   ----------   ----------   ----------   -----------
Purchases ...   $76,921,168   $3,386,846   $5,477,011   $9,882,654   $11,105,240
Proceeds from
    sales ...   $92,603,472   $3,222,884   $4,354,028   $6,018,681   $12,084,148

4. FEDERAL INCOME TAX MATTERS

     The amounts of unrealized appreciation (depreciation) as of December 31, 1997, were as follows:

                    Corporate       U.S.       Limited     High         Tax-
                      Bond       Government   Maturity     Yield       Exempt
                     Series        Series      Series      Series       Fund
                   -----------   ---------    ---------   ---------   ----------
Gross unrealized
    appreciation   $ 2,233,243   $ 311,175    $ 159,906   $ 291,154   $1,044,339
Gross unrealized
    depreciation       (64,621)        (34)      (6,813)    (17,176)        --
                   -----------   ---------    ---------   ---------   ----------
Net unrealized
    appreciation   $ 2,168,622   $ 311,141    $ 153,093   $ 273,978   $1,044,339

        At December 31, 1997, the following Funds had accumulated net realized capital loss carryovers as shown:

                                                      Capital
                                                        Loss        Expiration
                                                     Carryover          Year
                                                    -----------     ------------
Corporate Bond Series .........................     $13,189,431     2002 to 2005
U.S. Government Series ........................         960,570         2002
Limited Maturity
  Bond Series .................................          62,591     2003 to 2004
Tax-Exempt Fund ...............................       1,246,957         2002

For federal income tax purposes, High Yield Series designated $56,465 as capital gains dividends.

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors
Security Income Fund, Security Tax-exempt Fund and Security Cash Fund

     We have audited the accompanying balance sheets, including the schedules of investments, of SecurityTax-Exempt Fund, Security Cash Fund and the following series of Security Income Fund (Corporate Bond, U.S. Government, Limited Maturity Bond and High Yield Series) (the Funds) as of December 31, 1997, and the related statements of operations and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We have conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1997, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds indicated above at December 31, 1997, and the results of their operations, changes in their net assets and the financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

                                                     /s/ ERNST & YOUNG LLP

Kansas City, Missouri
February 6, 1998

--------------------------------------------------------------------------------
NOTICE:
IN THE FUTURE, YOU WILL RECEIVE ONLY ONE COPY PER ADDRESS OF THE PROSPECTUS, SEMI-ANNUAL AND ANNUAL REPORTS. IF YOU WISH TO CONTINUE RECEIVING ONE FOR EACH PRIMARY OWNER OF RECORD, WE ASK THAT YOU PLEASE SEND YOUR REQUEST IN WRITING TO SECURITY BENEFIT, ATTN: PAT RIPPBERGER, 700 SW HARRISON ST., TOPEKA, KS 6636-0001
--------------------------------------------------------------------------------

THE SECURITY GROUP OF MUTUAL FUNDS

Security Growth and Income Fund
Security Equity Fund

  o  Equity Series
  o  Global Series
  o  Asset Allocation Series
  o  Social Awareness Series
  o  Value Series
  o  Small Company Series

Security Ultra Fund
Security Income Fund

  o  Corporate Bond Series
  o  U.S. Government Series
  o  Limited Maturity Bond Series
  o  High Yield Series

Security Tax-Exempt Fund
Security Cash Fund

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

SECURITY FUNDS OFFICERS AND DIRECTORS

DIRECTORS

Donald A. Chubb, Jr.
John D. Cleland
Donald L. Hardesty
Bruce Jensen (Income Fund only)
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Maria Fiorini Ramirez (Income Fund only)
Hugh L. Thompson, Ph.D.

OFFICERS

John D. Cleland, President
James R. Schmank, Vice President and Treasurer
Mark E. Young, Vice President
Steven M. Bowser, Vice President
Jane A. Tedder, Vice President
Barbara J. Davison, Assistant Vice President
Thomas A. Swank, Vice President
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Assistant Treasurer and Assistant Secretary

[SECURITY DISTRIBUTORS, INC. LOGO]

SECURITY DISTRIBUTORS, INC.

700 SW Harrison St.
Topeka, KS 66636-0001
(785) 431-3127
(800) 888-2461

MFR

ANNUAL REPORT

December 31, 1997

o MFR Emerging Markets Total Return Series

o MFR Global Asset Allocation Series

o MFR Global High Yield Series

[MFR LOGO] MFR Advisors, Inc.

SECURITY DISTRIBUTORS, INC.
A Member of The Security Benefit
Group of Companies

Manager's Commentary
February 15, 1998

                       MFR EMERGING MARKETS TOTAL RETURN

To Our Shareholders:

The second half of 1997 was a tumultuous time for most emerging markets and in particular those in southeast Asian countries. What was originally thought to be primarily a currency problem in Thailand quickly turned into a regional financial crisis that still affects both developed and emerging financial markets around the world today. The widespread declines in emerging market equities and currencies resulted in a negative 5.62% total return for the MFR Emerging Market Total Return since its inception May 19, 1997.(1) While we are disappointed in the Series' return, it compares very favorably with the International Finance Corporation (IFC) Emerging Markets Regional Investable Index which was down 21.02% for the same time period.

PORTFOLIO ACTIVITY IN THE SECOND HALF

As you know, the Series has the ability to allocate its investments between emerging market stocks and bonds based upon MFR Advisors' investment outlook. During the second half of 1997 we maintained what we consider a relatively high allocation to emerging market bonds and a relatively low exposure to southeast Asia. This strategy enabled the fund to easily outperform the IFC index.

The damage inflicted on the Asian financial markets was impressive. A few examples of the losses incurred during the last six months of 1997 include Indonesian stocks which were down 41%, the Indonesian Rupiah's decline of 55%, Thai stocks down 28%, and the Thai Baht which lost 47%. In general, the problem in the region was the unsustainable policy of linking local currencies to the U.S. dollar. Years of low currency volatility encouraged local corporations and governments to borrow in U.S. dollars. This U.S. dollar debt then became prohibitively expensive when the currency links broke down. Unfortunately, the "Asian contagion" spread like wildfire throughout Latin America, Central Europe, and even the developed financial markets.

WHAT'S AHEAD FOR 1998

As we enter 1998 we believe that the "broad brush" applied to emerging markets will soon end. This means that sound macroeconomic research and analytical skills should be well rewarded. The ability to allocate assets between stocks and bonds, and probably even more importantly, to properly allocate assets among countries will again be the principal skills needed to outperform in 1998.

We will continue our cautious approach in the new year, but we firmly believe that opportunities will abound in the not too distant future. We remain very constructive on central Europe and will selectively look to build additional investment positions in Hungary and Poland. These countries both have relatively stable political frameworks and are pursuing reasonable monetary and fiscal policies. In Latin America, Mexico remains our favorite. Aided by the economic strength of the U.S., Mexico's economy has had a dramatic recovery from its currency devaluation in 1994, and we look for further gains in 1998.

Finally, we believe that Asia will begin to sort out its problems in the first half of the new year. While it will take some time for economic strength to return to the region, remember that investment opportunities usually present themselves well in advance of the return to economic health. Simply put, we'll be carefully monitoring Asia for investment opportunities.

Thank you for your support during these volatile times. Please feel free to call us with any comments or questions about your investment.

          Maria Fiorini Ramirez            Bruce Jensen
          President and CEO                Chief Investment Officer
          MFR Advisors, Inc.               MFR Advisors, Inc.


(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Certain fund expenses were reimbursed and/or waived for the period ended December 31, 1997 and in the absence of such reimbursement, the performance quoted would be reduced.

    Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

Manager's Commentary
February 15, 1998

                       MFR EMERGING MARKETS TOTAL RETURN

                       MFR EMERGING MARKETS TOTAL RETURN
                            vs. IFC EMERGING MARKETS
                           REGIONAL INVESTABLE INDEX
                                    12-31-97

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                           MFR Emerging Markets        IFC Emerging Markets
Date                        Total Return Series      Regional Investable Index
----                       --------------------      -------------------------
5/97 ..................         $ 10,000.00                $ 10,000.00
6/97 ..................            9,752.38                  10,755.00
9/97 ..................           10,038.10                   9,780.00
12/97 .................            8,978.32                   7,898.00

                      $10,000 OVER THE LIFE OF THE SERIES

This chart assumes a $10,000 investment in Class A shares of Emerging Markets Total Return Series on May 19, 1997 (date of inception), and reflects deduction of the 4.75% sales load. On December 31, 1997, the value of your investment in the Series' Class A shares (with dividends reinvested) would have equaled $8,978. By comparison, the same $10,000 investment would have equaled $7,898 based on the performance of the IFC Emerging Markets Regional Investable Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The IFC Emerging Markets Regional Investable Index represents the IFC Investable Regional Total Return Composite. The term Investable indicates that the stocks and the weights in the IFCI index represent the amount that the foreign institutional investors might buy by the virtue of the foreign institutional restrictions (either at the national level or by the individual company's corporate statute) plus factoring in minimum market capitalization and liquidity screens.

                      EMERGING MARKETS TOTAL RETURN SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1997

         CLASS A SHARES                    CLASS B SHARES
         --------------                    --------------
         Since Inception                   Since Inception
             (5/19/97).....    -10.11%        (5/19/97).....    -10.75%

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the total return includes deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Certain fund expenses were reimbursed and/or waived for the fiscal year ending December 31, 1997 and in the absence of such reimbursement and/or waiver, the performance quoted would be reduced.

February 15, 1998

                           MFR Global Asset Allocation

To Our Shareholders:

MFR Global Asset Allocation Series had a disappointing negative total return of 1.02% in 1997(1). Even though the Series had limited exposure to Asia, and in particular to southeast Asia, during the second half of the year, the series overall total return was severely impacted by the significant losses on those positions. As you can see by the following financial statements, the Series had less than 5% of its assets invested in Asia at the end of the year. More than half of this exposure is in Sony Corporation, whose outlook we believe remains positive. Sony's price actually increased approximately 16% in the second half of 1997 while the Japanese stock index, the Nikkei 225, lost over 25% of its value.

CONSEQUENCES OF THE ASIAN PROBLEMS

1998 should prove to be a very interesting year. Asia's problems will surely dominate financial markets and headlines again in the first half of the new year. While we don't look for a quick economic recovery in the region, we do believe that the crisis should begin to subside in the first six months of 1998. As the problems start to sort themselves out, investor confidence should also begin to return to the region.

The heavy damage inflicted on many of these markets (for example, in the last six months of 1997 Indonesia's stock market was down over 41% and its currency dropped 55% versus the U.S. dollar) means that there will be plenty of buying opportunities in the not-too-distant future. We have recently heard of some buying in selected blue chip Korean and Indonesian companies.

A LOOK AT THE REST OF THE WORLD

Enough of the bad news. Looking ahead outside of Asia, we remain positive. Low inflation throughout the developed world has helped bring bond yields down to historically low levels in many countries. In the U.S. the yield on the thirty-year Treasury bond, which began regular issuance in 1977, is at its historic lows. Low inflation and this low interest rate environment can only help support equity prices.

Economic growth remains robust in many regions. The U.S.--in fact, all of North America--remains the leader, while the rate of growth in Europe should quicken in 1998. On the equity side we continue to be more positive on European companies than on their U.S. counterparts. We see many European companies restructuring, raising productivity and becoming more efficient, much like U.S. industry was forced to do in the 1980's. This is actually a big part of the reason why overall economic growth in Europe has lagged the U.S. Inherent in any cost cutting, productivity increases result in the layoff of workers and/or the containment of wages. While this helps profitability on the company level, it results in stubbornly high unemployment levels and disappointing overall macroeconomic growth on the country level.

WHAT ABOUT BONDS?

On the bond side we continue to favor the higher yielding sectors, including "Brady" bonds. With interest rates on government securities at all-time lows in many countries, it's almost a given that global investors will continue to seek higher yields by either taking on additional credit risk or by moving their investments into higher yielding countries. Default risk should decline due to the combination of strong economic growth with the ability of corporations to reduce interest costs. This means sound macroeconomic research and credit skills should be well rewarded in 1998.

Finally, thank you for your support. We look forward to improved investment results in 1998.

Maria Fiorini Ramirez
President and CEO
MFR Advisors, Inc.

Bruce Jensen
Chief Investment Officer
MFR Advisors, Inc.

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Certain fund expenses were reimbursed and/or waived for the period ended December 31, 1997 and in the absence of such reimbursement, the performance quoted would be reduced.

    Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

February 15, 1998

                          MFR GLOBAL ASSET ALLOCATION

                     MFR GLOBAL ASSET ALLOCATION SERIES vs.
                          LEHMAN GLOBAL BOND INDEX AND
                                MSCI WORLD INDEX
                                    12-31-97

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                           MFR Global Asset   Lehman Global     MCI World
Date                      Allocation Series     Bond Index         Index
----                      -----------------   -------------     ----------
5/97 ..................       $10,000.00        $10,000.00      $10,000.00
6/97 ..................         9,828.57         10,318.00       11,150.00
9/97 ..................        10,133.33         10,499.00       11,480.00
12/97 .................         9,426.73         10,591.00       11,209.00

                      $10,000 OVER THE LIFE OF THE SERIES

This chart assumes a $10,000 investment in Class A shares of Global Asset Allocation Series on May 19, 1997 (date of inception), and reflects deduction of the 4.75% sales load. On December 31, 1997, the value of your investment in the Series' Class A shares (with dividends reinvested) would have been $9,427. By comparison, the same $10,000 investment would have been $10,591 based on the performance of the Lehman Brothers Global Bond Index and $11,209 based on the MSCI World Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The Lehman Brothers Global Bond Index includes local currency-denominated sovereign debt of 19 countries plus European Currency Units-denominated debt. Investment cannot directly be made in an index.

The MSCI is based on the share prices of approximately 1,600 companies listed on stock exchanges in the twenty-two countries that make up the MSCI National Indices.

                       MFR GLOBAL ASSET ALLOCATION SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1997

         CLASS A SHARES                    CLASS B SHARES
         --------------                    --------------
         Since Inception                   Since Inception
            (5/19/97).....   -5.73%           (5/19/97).....   -6.43%

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the total return includes deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Certain fund expenses were reimbursed and/or waived for the fiscal year ending December 31, 1997 and in the absence of such reimbursement and/or waiver, the performance quoted would be reduced.

February 15, 1998

                              MFR Global High Yield

To Our Shareholders:

1997 was a mixed year for global bond investors. While interest rates fell in almost all developed countries, the MFR Global High Yield Series' total return was limited by a strong U.S. dollar and widening yield spreads on emerging market debt relative to U.S. Treasury bonds due to the problems in southeast Asia.

PERFORMANCE OF THE GLOBAL AGGRESSIVE BOND SERIES

Despite the problems in the global bond sector, the Global High Yield Series returned 4.57% for the year, comparing favorably with the Lipper peer group average of 3.00%(1). Performance was also very strong versus the benchmark Lehman Global Bond Index return of 1.04% for 1997.

OUTLOOK FOR EMERGING MARKETS

We expect 1998 to be a much better year for global bonds for a number of reasons. First, we believe that emerging market countries and companies will be evaluated more on an individual basis than being painted with the negative broad brush they received in 1997 due to the Asian crisis. Sound macroeconomic research and credit skills should be well rewarded in these markets. We continue to favor emerging market countries such as Greece, Hungary, Poland, and Mexico, because each has a relatively stable political framework and is headed in the right direction with fiscal and monetary policies.

Second, we believe that much of the good news that has propelled the U.S. dollar versus its European counterparts has now been factored into its value. This is supported by the fact that the U.S. dollar rose over 11% versus the Deutsche mark in the first half of 1997, but only 3% during the second half. For 1998 we forecast a further 3% to 5% rise in the U.S. dollar early in the new year, followed by a declining dollar as European growth accelerates and U.S. growth slows. Therefore, as opposed to 1997, we believe foreign currencies will be a positive for the total return of the Series in 1998.

BENEFITS OF THE ASIAN CRISIS

Finally, we expect inflation to remain subdued. Despite all the questions and uncertainties the Asian crisis has raised, one thing is fairly certain: the damage that the currency devaluations and resulting crisis have caused to the economies of Asia will benefit the rest of the world's inflation outlook in two ways. First, the Asian economies will slow dramatically and so will their demand for commodities. We are already seeing a slowing in the demand for oil from Asia. And second, many imported goods produced in Asia will be cheaper due to the dramatic decline in many Asian currencies. All in all, we look forward to a rewarding year for global bond markets in 1998.

Maria Fiorini Ramirez
President and CEO
MFR Advisors, Inc.

Bruce Jensen
Chief Investment Officer
MFR Advisors, Inc.


(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Certain fund expenses were reimbursed and/or waived for the fiscal year ended December 31, 1997 and in the absence of such reimbursement, the performance quoted would be reduced.

    Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

February 15, 1998

                             MFR GLOBAL HIGH YIELD

                        MFR GLOBAL HIGH YIELD SERIES VS.
                            LEHMAN GLOBAL BOND INDEX
                                    12-31-97
                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                         MFR Global High         Lehman Brothers
Date                      Yield Series             Bond Index
----                     ---------------        ----------------
6/95 ................       $ 9,485.71             $10,069.00
12/95 ...............        10,220.35              10,521.00
6/96 ................        10,484.91              10,428.48
12/96 ...............        11,403.57              11,059.48
6/97 ................        11,652.28              10,885.08
12/97 ...............        11,924.43              11,173.42

                      $10,000 OVER THE LIFE OF THE SERIES

This chart assumes a $10,000 investment in Class A shares of Global High Yield Series on June 1, 1995 (date of inception), and reflects deduction of the 4.75% sales load. On December 31, 1997 the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $11,924. By comparison, the same $10,000 investment would have grown to $11,173 based on the performance of the Lehman Brothers Global Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The Lehman Brothers Global Bond Index inlcudes local currency-denominated sovereign debt of 19 countries plus European Currency Units-denominated debt. Investment cannot directly be made in an index.

                          MFR GLOBAL HIGH YIELD SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1997

         CLASS A SHARES                    CLASS B SHARES
         --------------                    --------------
            1 Year..........  -0.43%          1 Year..........  -1.44%
         Since Inception                   Since Inception
            (6/1/95)........  -7.04%         (6/1/95).........  -6.78%

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the total return includes deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Certain fund expenses were reimbursed and/or waived for the fiscal year ending December 31, 1997 and in the absence of such reimbursement and/or waiver, the performance quoted would be reduced.

Schedule of Investments
December 31, 1997

MFR EMERGING MARKETS TOTAL RETURN SERIES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Principal
                                                                                                  Amount or
COMMON STOCKS &                                                                                    Number                    Market
OTHER  EQUITY INTERESTS                                                                           of Shares                  Value
------------------------------------------------------------------------------------------------------------------------------------
ARGENTINA - 3.0%
    Telefonica de Argentina S.A. ADR ...........................................                     800                    $ 29,800

BRAZIL - 6.1%
    Aracruz Celulose S.A. ADR ..................................................                   1,200                      17,250
    CESP - Companhia Energetica de Sao Paulo ADR* ..............................                   1,100                      19,811
    Telecom Braxileiras S.A. ADR ...............................................                     200                      23,288
                                                                                                                            --------
                                                                                                                              60,349
CHILE - 1.9%
    Maderas Y Sinteticos S.A. ADR ..............................................                   2,000                      19,000

CZECH REPUBLIC - 1.1%
    SPT Telecom A.S.* ..........................................................                     100                      10,671

GREECE - 7.8%
    Bank of Piraeus ............................................................                   1,500                      25,643
    Hellenic Telecommunication Organization S.A ................................                   1,178                      24,166
    Titan Cement Company S.A ...................................................                     600                      27,388
                                                                                                                            --------
                                                                                                                              77,197
HONG KONG - 1.1%
    Glorious Sun Enterprises ...................................................                  42,000                      10,977

HUNGARY - 3.7%
    Zalakeramia Rt .............................................................                     800                      37,137

INDONESIA - 0.9%
    Pt Ramayana Lestari Sentosa ................................................                  10,000                       9,418

MEXICO - 13.1%
    Cemex S.A. de C.V. (CI. B) .................................................                   5,000                      26,545
    Grupo Casa Autrey S.A. de C.V. ADR .........................................                   1,200                      24,525
    Grupo Industrial Maseca S.A. de C.V. ADR ...................................                   2,000                      31,000
    World Equity Benchmark Shares -  Mexico ....................................                   2,000                      47,850
                                                                                                                            --------
                                                                                                                             129,920
PHILIPPINES - 0.4%
    C & P Homes, Inc. ..........................................................                  65,000                       3,845

POLAND - 5.3%
    Elektrim Spolka Arcyjna S.A ................................................                   2,800                    $ 27,087
    E. Wedel S.A ...............................................................                     500                      25,674
                                                                                                                            --------
                                                                                                                              52,761
PORTUGAL - 2.8%
    Portugal Telecom S.A .......................................................                     600                      27,871

SINGAPORE - 1.2%
    Want Want Holdings - A* ....................................................                   1,500                       1,980
    Want Want Holdings* ........................................................                   7,500                      10,350
                                                                                                                            --------
                                                                                                                              12,330
SOUTH AFRICA - 2.5%
    South African Breweries Limited ............................................                   1,000                      24,659

SPAIN - 8.0%
    Tele Pizza, S.A.* ..........................................................                     600                      48,420
    World Equity Benchmark Shares - Spain ......................................                   1,500                      30,938
                                                                                                                            --------
                                                                                                                              79,358
                                                                                                                            --------
Total common stocks & other equity interests - 58.9% ...................................................                     585,293

GOVERNMENT OBLIGATIONS
----------------------
ARGENTINA - 3.7%
    Republic of Argentina, 5.50% - 2023(2) .....................................             $    50,000                      36,687

BRAZIL - 4.5%
    Government of Brazil "C" Bond, 8.00% - 2014(3) .............................             $    57,013                      44,755

COSTA RICA - 4.8%
    Banco Costa Rica, 6.25% - 2010 .............................................             $    57,712                      47,901

ECUADOR - 5.7%
    Republic of Ecuador, 6.6875% - 2025(4) .....................................             $    75,000                      56,640

GREECE - 4.5%
    Hellenic Republic, 11.00% - 2003(1) ........................................              13,000,000                      44,312

HUNGARY - 5.2%
    Government of Hungary, 23.00% - 1999(1) ....................................              10,000,000                      51,611

                            See accompanying notes.

                                       7

Schedule of Investments
December 31, 1997

MFR EMERGING MARKETS TOTAL RETURN SERIES (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Principal
                                                                                               Amount or
                                                                                                Number                       Market
GOVERNMENT OBLIGATIONS (continued)                                                             of Shares                     Value
------------------------------------------------------------------------------------------------------------------------------------
PERU - 2.5%
    Peru - PDI, 4.00% - 2017 ...................................................                $ 39,000                     $25,204

SOUTH AFRICA - 3.8%
    Republic of South Africa, 12.00% - 2005(1) .................................                 200,000                      37,951
                                                                                                                             -------
Total government obligations - 34.7% ...................................................................                     345,061

SHORT TERM INVESTMENTS
----------------------
MEXICO - 3.2%
    Mexico Cetes, 0% 4/2/98(1) .................................................                 280,830                      32,222

MONEY MARKET FUND - 1.5%
    Vista Treasury Plus International Fund .....................................                  14,908                      14,908
                                                                                                                             -------
Total short-term investments - 4.7% ....................................................................                      47,130
                                                                                                                             -------

Total investments - 98.3% ..............................................................................                     977,484

Cash and other assets, less liabilities - 1.7% .........................................................                      17,103
                                                                                                                             -------
Total net assets - 100.0% ..............................................................................                    $994,587
                                                                                                                             =======
At December 31, 1997, MFR Emerging Markets Total Return Series' investment concentration by industry was as follows:

Banks and Credit .......................................................................................                        2.6%
Brewery ................................................................................................                        2.5
Building Materials .....................................................................................                       11.5
Electric Utilities .....................................................................................                        2.0
Electronics ............................................................................................                        2.7
Food Processing ........................................................................................                        3.8
Foods ..................................................................................................                        3.1
Foreign Government Bonds ...............................................................................                       34.7
Medical ................................................................................................                        2.5
Miscellaneous ..........................................................................................                        7.9
Paper and Paper Products ...............................................................................                        1.7
Restaurants ............................................................................................                        4.9
Retail/Department Store ................................................................................                        1.0
Telecommunications .....................................................................................                        8.6
Telephone ..............................................................................................                        3.0
Textiles ...............................................................................................                        1.1
Cash, short term investments and other assets, less liabilities ........................................                        6.4
                                                                                                                             ------
Total net assets .......................................................................................                      100.0%
                                                                                                                             ======

MFR GLOBAL ASSET ALLOCATION SERIES
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS
& OTHER EQUITY INTERESTS
------------------------
ARGENTINA - 2.1%
    Telefonica de Argentina S.A. ADR ...........................................                     600                    $ 22,350

AUSTRALIA - 2.6%
    Foster's Brewing Group, Ltd. ...............................................                  15,000                      28,539

AUSTRIA - 1.6%
    Boehler-Uddeholm AG ........................................................                     300                      17,560

CANADA - 6.9%
    Bombardier, Inc. (CI. B) ...................................................                   1,000                      20,545
    Imax Corporation* ..........................................................                   1,500                      32,599
    Stelco, Inc. (CI. A) .......................................................                   3,200                      21,132
                                                                                                                            --------
                                                                                                                              74,276
CZECH REPUBLIC - 1.0%
    SPT Telecom A.S.* ..........................................................                     100                      10,671

FRANCE - 4.2%
    Alcatel Alsthom ............................................................                     200                      25,433
    Sidel, S.A .................................................................                     300                      19,897
                                                                                                                            --------
                                                                                                                              45,330
GREECE - 7.7%
    Ergo Bank S. A .............................................................                     300                      31,047
    Hellenic Telecommunication Organization S.A ................................                   1,178                      24,166
    Titan Cement Company, S.A ..................................................                     600                      27,388
                                                                                                                            --------
                                                                                                                              82,601
IRELAND - 2.3%
    Allied Irish Banks PLC .....................................................                   2,600                      25,200

JAPAN - 3.0%
    Amway Japan Ltd. ...........................................................                     300                       5,768
    Sony Corporation ...........................................................                     300                      26,765
                                                                                                                            --------
                                                                                                                              32,533
MEXICO - 4.0%
    Cemex S.A. de C.V (CI. B) ..................................................                   5,000                      26,545
    World Equity Benchmark Shares Mexico .......................................                   1,000                      16,500
                                                                                                                            --------
                                                                                                                              43,045
NETHERLANDS - 1.7%
    Phillips Electronics N.V ...................................................                     300                      17,995

                            See accompanying notes.

                                       8

Schedule of Investments
December 31, 1997

MFR GLOBAL ASSET ALLOCATION SERIES (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Principal
                                                                                                  Amount or
COMMON STOCKS &                                                                                    Number                    Market
OTHER EQUITY INTERESTS(continued)                                                                 of Shares                  Value
------------------------------------------------------------------------------------------------------------------------------------

NEW ZEALAND - 1.4%
    Fletcher Challenge Building .........................................                          7,500                    $ 15,329
    Fletcher Challenge Forests ..........................................                            300                         249
                                                                                                                            --------
                                                                                                                              15,578
PHILIPPINES - 0.3%
    C & P Homes, Inc. ...................................................                         50,000                       2,957

POLAND - 2.6%
    Electrim Spolka Akcyjna S.A .........................................                          1,600                      15,479
    E. Wedel S.A ........................................................                            250                      12,837
                                                                                                                            --------
                                                                                                                              28,316
SINGAPORE - 1.1%
    Want Want Holdings-A* ...............................................                          1,500                       1,980
    Want Want Holdings* .................................................                          7,500                      10,350
                                                                                                                            --------
                                                                                                                              12,330
SPAIN - 7.5%
    Adolfo Dominguez S.A.* ..............................................                            600                      17,419
    Tele Pizza, S.A.* ...................................................                            400                      32,280
    World Equity Benchmark Shares - Spain ...............................                          1,500                      30,938
                                                                                                                            --------
                                                                                                                              80,637
SWEDEN - 2.4%
    Skandinaviska Enskilda Banken .......................................                          2,000                      25,333

SWITZERLAND - 3.5%
    Saurer AG* ..........................................................                             30                      21,802
    Novartis AG .........................................................                             10                      16,249
                                                                                                                            --------
                                                                                                                              38,051
UNITED STATES - 9.0%
    Cisco Systems, Inc.* ................................................                            300                      16,725
    International Business Machines Corporation .........................                            300                      31,369
    Northern Trust Corporation ..........................................                            400                      27,900
    Royal Dutch Petroleum Company ADR ...................................                            400                      21,675
                                                                                                                            --------
                                                                                                                              97,669
                                                                                                                            --------
Total common stocks & other equity interests - 64.9% ...........................                                             700,971

CORPORATE BONDS
---------------
CANADA - 2.5%
    CHC Helicopter, 11.50% - 2002 .......................................                    $    25,000                    $ 26,688

DENMARK - 4.0%
    Nykredit, 7.00% - 2026(10) ..........................................                        298,712                      43,647

UNITED STATES - 4.8%
    Archibald Candy Corporation, 10.25% - 2004 ..........................                    $    50,000                      52,250
                                                                                                                            --------
Total corporate bonds - 11.3% ..................................................                                             122,585

GOVERNMENT OBLIGATIONS
----------------------
ARGENTINA - 3.4%
    Republic of Argentina, 5.50% - 2023(2) ..............................                    $    50,000                      36,688

BRAZIL - 4.1%
    Government of Brazil "C" Bond, 8.00% - 2014(3) ......................                    $    57,013                      44,755

ECUADOR - 1.8%
    Republic of Ecuador, 6.6875% - 2025(4) ..............................                    $    25,000                      18,880

GREECE - 4.1%
    Hellenic Republic, 11.00% - 2003(1) .................................                     13,000,000                      44,311

SOUTH AFRICA - 1.8%
    Republic of South Africa, 12.00% - 2005(1) ..........................                        100,000                      18,975

UNITED KINGDOM - 2.5%
    United Kingdom Treasury Bond, 7.25% - 2007(1) .......................                         15,000                      26,401
                                                                                                                          ----------
Total government obligations - 17.7% ...................................................................                     190,010

TEMPORARY CASH INVESTMENTS
--------------------------
MONEY MARKET FUND - 4.6%
    Vista Treasury Plus International Fund .....................................                  50,000                      50,000
                                                                                                                          ----------
Total investments - 98.5% ..............................................................................                   1,063,566
Cash and other assets, less liabilities - 1.5% .........................................................                      16,433
                                                                                                                          ----------
Total net assets - 100.0% ..............................................................................                  $1,079,999
                                                                                                                          ==========
                           See accompanying notes.

                                       9

Schedule of Investments
December 31, 1997

MFR GLOBAL ASSET ALLOCATION SERIES (continued)

At December 31, 1997, MFR Global Asset Allocation Series' investment concentration by industry was as follows:

Apparel ................................................................................................                        1.6%
Banks and Credit .......................................................................................                        7.5
Brewery ................................................................................................                        2.6
Building Materials .....................................................................................                        6.7
Commercial Banks .......................................................................................                        2.6
Computer Hardware ......................................................................................                        2.9
Computer Systems .......................................................................................                        1.5
Electronics ............................................................................................                        5.6
Entertainment ..........................................................................................                        3.0
Financial ..............................................................................................                        4.0
Food Processing ........................................................................................                        2.3
Foreign Government Bonds ...............................................................................                       17.7
Forestry ...............................................................................................                        0.1
Industrial Services ....................................................................................                        4.8
Integrated Petroleum -- International ..................................................................                        2.0
Machinery ..............................................................................................                        5.8
Metals and Minerals ....................................................................................                        1.6
Miscellaneous ..........................................................................................                        4.9
Pharmaceuticals ........................................................................................                        1.5
Restaurants ............................................................................................                        3.0
Steel ..................................................................................................                        2.0
Telecommunications .....................................................................................                        5.6
Telephone ..............................................................................................                        2.1
Transportation .........................................................................................                        2.5
Cash, short-term investments, and other assets, less liabilities .......................................                        6.1
                                                                                                                              -----
Total net assets .......................................................................................                      100.0%
                                                                                                                              =====

MFR GLOBAL HIGH YIELD SERIES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Principal                    Market
GOVERNMENT OBLIGATIONS                                                                          Amount                       Value
------------------------------------------------------------------------------------------------------------------------------------
ARGENTINA - 4.7%
    Republic of Argentina, 5.50% - 2023(1) .....................................             $   400,000                    $293,500

BRAZIL - 7.1%
    Government of Brazil "C" Bond 4.50% - 2014(3) ..............................             $   570,130                     447,552

COSTA RICA - 4.0%
    Banco Costa Rica, 6.25% - 2010 .............................................             $   300,000                     249,000

DOMINICAN REPUBLIC - 3.2%
    Central Bank of Dominican Republic, 6.875% - 2024(3) .......................             $   250,000                     200,000

EQUADOR - 3.6%
    Republic of Ecuador, 6.6875% - 2025(4) .....................................             $   300,000                     226,562

GREECE - 8.0%
    Hellenic Republic, 11.00% - 2003(1) ........................................             120,000,000                     409,022
    Hellenic Republic, 8.80% - 2007(1) .........................................              30,000,000                      94,642
                                                                                                                            --------
                                                                                                                             503,664
HUNGARY - 4.9%
    Government of Hungary, 23.00% - 1999(1) ....................................              30,000,000                     154,834
    Government of Hungary, 21.00% - 1999(1) ....................................              30,000,000                     153,130
                                                                                                                            --------
                                                                                                                             307,964
MEXICO - 3.3%
    United Mexican States, 6.25% - 2019 ........................................             $   250,000                     208,594

PHILIPPINES - 3.8%
    Central Bank Philippines, 6.00% - 2008 .....................................             $   275,000                     239,175

POLAND - 4.7%
    Government of Poland, 16.00% - 1998(1) .....................................               1,120,000                     296,577

SOUTH AFRICA - 5.8%
    Electricity Supply Commission, 11.00% - 2008(1) ............................               1,000,000                     173,343
    Republic of South Africa, 12.00% - 2005(1) .................................               1,000,000                     189,754
                                                                                                                            --------
                                                                                                                             363,097

                            See accompanying notes.

                                       10

Schedule of Investments
December 31, 1997

MFR GLOBAL HIGH YIELD SERIES (continued)
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT                                                                                     Principal                    Market
OBLIGATIONS (continued)                                                                          Amount                      Value
------------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM - 4.2%
    United Kingdom Treasury Bond, 7.5% - 2006(1) ...............................                 150,000                  $  265,784
                                                                                                                          ----------
Total government obligations - 57.3% ...................................................................                   3,601,469

CORPORATE BONDS
CANADA - 8.1%
    CHC Helicopter, 11.5% - 2002 ...............................................             $   237,000                     252,998
    Roger's Communication, Inc., 10.50% - 2006(1) ..............................                 100,000                      75,455
    Stelco, Inc., 10.40% - 2009(1) .............................................                 200,000                     180,903
                                                                                                                          ----------
                                                                                                                             509,356
CZECH REPUBLIC - 2.6%
    CEZ, a.s., 11.30% - 2005(1) ................................................               2,500,000                      62,514
    Skofin, S.R.O., a.s., 11.625% - 1998(1) ....................................               3,500,000                      99,501
                                                                                                                          ---------
                                                                                                                             162,015
DENMARK - 9.2%
    Nykredit, 7.00% - 2026(1) ..................................................               1,482,608                     216,635
    Realkredit Danmark, 7.00% - 2026(1) ........................................               1,484,455                     217,339
    Unikredit Realkredit, 7.00% - 2026(1) ......................................                 993,834                     145,725
                                                                                                                          ----------
                                                                                                                             579,699
UNITED STATES - 14.3%
    Archibald Candy Corporation, 10.25% - 2004 .................................             $   250,000                     261,250
    Clark Materials Handling, 10.75% - 2006 ....................................             $   250,000                     265,625
    Countrywide Home Loans, 7.50% - 2027 .......................................             $   198,427                     184,041
    Residential Asset Securitization Trust, 7.25% - 2012 .......................             $   197,584                     183,220
                                                                                                                          ----------
                                                                                                                             894,136
                                                                                                                          ----------
Total corporate bonds - 34.2% ..........................................................................                   2,145,206

SHORT-TERM INVESTMENTS
----------------------
MEXICO - 2.3%
    Mexican Cetes, 0% - 3-5-98(1) ..............................................               1,200,000                   $144,056

TURKEY - 3.4%
    Government of Turkey Treasury Bill, 0% - 5-27-98(1) ........................          60,000,000,000                    214,879
                                                                                                                         -----------
Total short-term investments - 5.7% ....................................................................                    358,935
                                                                                                                         -----------
Total investments - 97.2% ..............................................................................                  6,105,610

WRITTEN OPTION
--------------
Call option on Brazil "C" Bond, strike price 77.8125 USD, January 1998
    (Premium $12,062) ..................................................................................                    (15,741)
                                                                                                                         -----------
Total written options ..................................................................................                    (15,741)

Cash and other assets, less liabilities - 2.8% .........................................................                    175,124
                                                                                                                         -----------
Total net assets - 100.0% ..............................................................................                $ 6,264,993
                                                                                                                         -----------

The identified cost of investments owned at December 31, 1997, was the same for federal income tax and book purposes, except for the MFR Global High Yield Series for which the identified cost for federal income tax purposes was $6,276,846.

* Securities on which no cash dividend was paid during the preceding twelve months.

ADR (American Depositary Receipt)

(1) Principal amount on foreign bond is reflected in local currency (e.g. Japanese yen) while market value is reflected in U.S. dollars.

(2) Step-up rate security in which the interest rate will increase over the life of the bond.

(3) Variable rate security which may be reset every two years.

(4) Floating rate security which may be reset as of the first of each semi-annual payment.

                            See accompanying notes.

                                 BALANCE SHEETS
                               December 31, 1997

                                               MFR Emerging       MFR Global       MFR Global
                                                 Markets            Asset             High
                                               Total Return       Allocation          Yield
                                                  Series            Series            Series
                                              --------------    --------------    --------------
ASSETS
Investments, at value (identified cost
 $1,051,732, $1,091,087 and $6,275,809,
 respectively) ............................   $      977,484    $    1,063,566    $    6,105,610
Cash ......................................              186            12,607            94,061
Receivables:
    Securities sold .......................             --                --             409,550
    Interest ..............................            8,233             8,392           141,021
    Dividends .............................                             135 84              --
    MFR Advisors, Inc. ....................              981             1,059              --
    Foreign taxes recoverable .............               73               340             4,121
Forward foreign exhange contracts .........              804             3,433             6,017
Prepaid Expenses ..........................           10,751            10,751             4,716
                                              --------------    --------------    --------------
        Total assets ......................   $      998,647    $    1,100,232    $    6,765,096
                                              ==============    ==============    ==============
LIABILITIES AND NET ASSETS
Liabilities:
Payable for:
    Securities purchased ..................   $         --      $       15,491    $      456,282
    Written call options outstanding ......             --                --              15,741
Other Liabilities:
    Custodian fees ........................              600             1,246             8,859
    Transfer and administration fees ......               77                91             4,396
    Professional fees .....................            2,792             2,792            11,786
    12b-1 distribution plan fees ..........              556               578             2,499
    Miscellaneous fees ....................               35                35               540
                                              --------------    --------------    --------------
        Total liabilities .................            4,060            20,233           500,103
Net Assets:
Paid in capital ...........................        1,073,403         1,101,686         6,333,158
Undistributed net investment income .......             (804)              960            98,885
Accumulated undistributed net realized gain
    (loss) on sale of investments and
    foreign currency transactions .........           (4,464)            1,549             3,099
Net unrealized depreciation in value of
    investments and translation of assets
    and liabilities in foreign currency ...          (73,548)          (24,196)         (170,149)
                                              --------------    --------------    --------------
        Net assets ........................          994,587         1,079,999         6,264,993
                                              --------------    --------------    --------------
        Total liabilities and net assets ..   $      998,647    $    1,100,232    $    6,765,096
                                              ==============    ==============    ==============
CLASS "A" SHARES
Capital shares outstanding ................           53,753            57,771           467,639
Net assets ................................   $      497,420    $      567,447    $    4,646,791
Net asset value per share (net assets
    divided by shares outstanding) ........   $         9.25    $         9.82    $         9.94
Add: Selling commission (4.75% of the
    offering price) .......................             0.46              0.49              0.50
                                              --------------    --------------    --------------
Offering price per share (net asset value
    divided by 95.25%) ....................   $         9.71    $        10.31    $        10.44
                                              ==============    ==============    ==============
CLASS "B" SHARES
Capital shares outstanding ................           53,733            52,198           162,198
Net assets ................................   $      497,167    $      512,552    $    1,618,202
Net asset value per share (net assets
    divided by shares outstanding) ........   $         9.25    $         9.82    $         9.98
                                              ==============    ==============    ==============

                            See accompanying notes.

                            STATEMENT OF OPERATIONS
                      For The Year Ended December 31, 1997

                                               MFR Emerging       MFR Global       MFR Global
                                                 Markets            Asset             High
                                               Total Return       Allocation          Yield
                                                  Series*           Series*           Series
                                              --------------    --------------    --------------
INVESTMENT INCOME:
Dividends .................................   $        4,544    $        8,107    $         --
Interest ..................................           29,761            18,813           626,167
                                              --------------    --------------    --------------
                                                      34,305            26,920           626,167
    Less foreign tax expense ..............              (77)             (715)           (7,446)
                                              --------------    --------------    --------------
Total investment income ...................           34,228            26,205           618,721

EXPENSES:

    Management fees .......................            6,377             6,553            43,925
    Custodian fees ........................            1,793             1,863             9,490
    Transfer/maintenance fees .............              123               102             3,754
    12b-1 distribution plan fees ..........            3,989             4,032            26,579
    Administration fees ...................              287               295            47,946
    Directors' fees .......................               95                97               513
    Professional fees .....................           14,167            14,167            16,504
    Reports to shareholders ...............             --                --                 401
    Registration fees .....................           12,657            12,657            10,066
    Other expenses ........................              300               178                69
                                              --------------    --------------    --------------
                                                      39,788            39,944           159,247
    Less: Reimbursement of expenses .......          (24,755)          (25,033)          (43,925)
                                              --------------    --------------    --------------
    Total expenses ........................           15,033            14,911           115,322
                                              --------------    --------------    --------------
        Net investment income .............           19,195            11,294           503,399

NET REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) during the period on:
    Investments ...........................           (3,134)            2,879           187,113
    Foreign currency transactions .........           (5,126)           (5,684)         (108,499)
                                              --------------    --------------    --------------
        Net realized gain (loss) ..........           (8,260)           (2,805)           78,614

Net change in unrealized appreciation
  (depreciation) during the period on:
    Investments ...........................          (74,248)          (27,521)         (314,708)
    Translation of assets and liabilities
        in foreign currencies .............              700             3,325                71
                                              --------------    --------------    --------------
    Net unrealized depreciation ...........          (73,548)          (24,196)         (314,637)
                                              --------------    --------------    --------------
        Net loss ..........................          (81,808)          (27,001)         (236,023)
                                              --------------    --------------    --------------
               Net increase (decrease) in net
                    assets resulting from
                    operations                $      (62,613)   $      (15,707)   $      267,376
                                              ==============    ==============    ==============

* Period May 19,1997 (inception) through December 31, 1997.

                            See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS

For The Year Ended December 31, 1997

                                               MFR Emerging       MFR Global       MFR Global
                                                 Markets            Asset             High
                                               Total Return       Allocation          Yield
                                                  Series*           Series*           Series
                                              --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:

    Net investment income .................   $       19,195    $       11,294    $      503,399
    Net realized gain (loss) ..............           (8,260)           (2,805)           78,614
    Unrealized depreciation during
        the period ........................          (73,548)          (24,196)         (314,637)
                                              --------------    --------------    --------------
        Net increase (decrease) in net assets
             resulting from operations ....          (62,613)          (15,707)          267,376

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income
        Class A ...........................           (9,904)           (4,471)         (262,935)
        Class B ...........................           (7,619)           (1,509)          (82,758)
    Net realized gain
        Class A ...........................             --                --            (112,766)
        Class B ...........................             --                --             (39,266)
                                              --------------    --------------    --------------
        Total distributions to shareholders          (17,523)           (5,980)         (497,725)

CAPITAL SHARE TRANSACTIONS (A):
    Proceeds from sale of shares
        Class A ...........................          531,901           575,114         1,110,977
        Class B ...........................          530,116           520,600            75,541
    Dividends reinvested
        Class A ...........................            9,879             4,463           366,619
        Class B ...........................            7,619             1,509           119,908
    Shares redeemed
        Class A ...........................           (4,792)             --            (173,066)
        Class B ...........................             --                --             (51,885)
                                              --------------    --------------    --------------
        Net increase from capital share
             transactions .................        1,074,723         1,101,686         1,448,094
                                              --------------    --------------    --------------
              Total increase in net assets           994,587         1,079,999         1,217,745

NET ASSETS:
    Beginning of period ...................             --                --           5,047,248
                                              --------------    --------------    --------------
    End of period .........................   $      994,587    $    1,079,999    $    6,264,993
                                              ==============    ==============    ==============
    Undistributed net investment income at
        end of period .....................   $         (804)   $          960    $       98,885
                                              ==============    ==============    ==============
(a) Shares issued and redeemed
    Shares sold
        Class A ...........................           53,146            57,316           109,726
        Class B ...........................           52,907            52,044             7,398
    Dividends reinvested
        Class A ...........................            1,070               455            36,294
        Class B ...........................              826               154            11,830
    Shares redeemed
        Class A ...........................             (463)             --             (16,985)
        Class B ...........................             --                --              (5,057)
                                              --------------    --------------    --------------
        Net increase ......................          107,486           109,969           143,206
                                              ==============    ==============    ==============

* Period May 19, 1997 (inception) through December 31, 1997

                            See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                               For The Year Ended
                               December 31, 1996
                                                                     MFR Global
                                                                     Aggressive
                                                                     Bond Series
                                                                    -----------
INCREASE IN NET ASSETS FROM OPERATIONS:
    Net investment income ...................................       $   472,087
    Net realized loss .......................................           (40,713)
    Unrealized appreciation
       during the period ....................................            75,068
                                                                    -----------
        Net increase in net assets resulting
           from operations ..................................           506,442

DISTRIBUTIONS TO SHAREHOLDERS FROM:

    Net investment income
            Class A .........................................          (210,236)
            Class B .........................................           (85,158)
    In excess of net realized gain
            Class A .........................................           (74,660)
            Class B .........................................           (32,900)
                                                                    -----------
            Total distributions to shareholders .............          (402,954)

CAPITAL SHARE TRANSACTIONS (A):

    Proceeds from sale of shares
            Class A .........................................           255,854
            Class B .........................................            79,004
    Dividends reinvested
            Class A .........................................           283,688
            Class B .........................................           110,636
    Cost of shares redeemed
            Class A .........................................           (66,489)
            Class B .........................................          (127,192)
                                                                    -----------
            Net increase from capital share
                  transactions ..............................           535,501
                                                                    -----------
              Total increase in net assets ..................           638,989

NET ASSETS:

    Beginning of period .....................................         4,408,259
                                                                    -----------
    End of period ...........................................       $ 5,047,248
                                                                    ===========
Undistributed net investment income
    at end of period ........................................       $   117,348
                                                                    ===========
    (a) Shares issued and redeemed:
        Shares sold
            Class A .........................................            24,675
            Class B .........................................             7,907
        Dividends reinvested
            Class A .........................................            27,930
            Class B .........................................            10,901
        Shares redeemed
            Class A .........................................            (6,449)
            Class B .........................................           (12,357)
                                                                    -----------
        Net increase ........................................            52,607
                                                                    ===========

                            See accompanying notes.

                              FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period

MFR EMERGING MARKETS TOTAL RETURN SERIES (Class A)
                                                                   1997(b)(c)(e)
                                                                   -------------
PER SHARE DATA:
NET ASSET VALUE BEGINNING OF PERIOD ............................    $    10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..........................................          0.21
Net Gain (Loss) on Securities (realized and unrealized) ........         (0.77)
                                                                    ----------
Total from Investment Operations ...............................         (0.56)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........................         (0.19)
Distributions (from Capital Gains) .............................          --
                                                                    ----------
Total Distributions ............................................         (0.19)
                                                                    ----------
NET ASSET VALUE END OF PERIOD ..................................    $     9.25
                                                                    ==========
TOTAL RETURN (a) ...............................................         (5.6%)

RATIOS/SUPPLEMENTAL DATA:
Net Assets End of Period (thousands) ...........................    $      497
Ratio of Expenses to Average Net Assets ........................          2.00%
Ratio of Net Investment Income (loss) to Average Net Assets ....          3.38%
Portfolio Turnover Rate ........................................            22%
Average Commission Paid Per Equity Share Traded (f) ............    $   0.0138

MFR EMERGING MARKETS TOTAL RETURN SERIES (CLASS B)
                                                                   1997(b)(c)(e)
                                                                   -------------
PER SHARE DATA:
NET ASSET VALUE BEGINNING OF PERIOD .............................   $    10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...........................................         0.16
Net Gain (Loss) on Securities (realized and unrealized) .........        (0.77)
                                                                    ----------
Total from Investment Operations ................................        (0.61)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ..........................        (0.14)
Distributions (from Capital Gains) ..............................         --
                                                                    ----------
  Total Distributions ...........................................        (0.14)
                                                                    ----------
NET ASSET VALUE END OF PERIOD ...................................   $     9.25
                                                                    ==========
TOTAL RETURN (a) ................................................        (6.1%)

RATIOS/SUPPLEMENTAL DATA:
Net Assets End of Period (thousands) ............................   $      497
Ratio of Expenses to Average Net Assets .........................         2.72%
Ratio of Net Investment Income (loss) to Average Net Assets .....         2.66%
Portfolio Turnover Rate .........................................           22%
Average Commission Paid Per Equity Share Traded (f) .............   $   0.0138

                            See accompanying notes.

                              FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period

MFR GLOBAL ASSET ALLOCATION SERIES (Class A)
                                                                   1997(b)(c)(e)
                                                                   -------------
PER SHARE DATA:
NET ASSET VALUE BEGINNING OF PERIOD ............................    $    10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..........................................          0.14
Net Gain (Loss) on Securities (realized and unrealized) ........         (0.24)
                                                                    ----------
Total from Investment Operations ...............................         (0.10)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........................         (0.08)
Distributions (from Capital Gains) .............................          --
                                                                    ----------
Total Distributions ............................................         (0.08)
                                                                    ----------
NET ASSET VALUE END OF PERIOD ..................................    $     9.82
                                                                    ==========
TOTAL RETURN (a) ...............................................         (1.0%)

RATIOS/SUPPLEMENTAL DATA:
Net Assets End of Period (thousands) ...........................    $      567
Ratio of Expenses to Average Net Assets ........................          1.85%
Ratio of Net Investment Income (loss) to Average Net Assets ....          2.24%
Portfolio Turnover Rate ........................................            28%
Average Commission Paid Per Equity Share Traded (f) ............    $   0.0178


MFR GLOBAL ASSET ALLOCATION SERIES (Class B)
                                                                   1997(b)(c)(e)
                                                                   -------------
PER SHARE DATA:
NET ASSET VALUE BEGINNING OF PERIOD .............................   $    10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...........................................         0.09
Net Gain (Loss) on Securities (realized and unrealized) .........        (0.24)
                                                                    ----------
Total from Investment Operations ................................        (0.15)
Less Distributions:
Dividends (from Net Investment Income) ..........................        (0.03)
Distributions (from Capital Gains) ..............................         --
                                                                    ----------
  Total Distributions ...........................................        (0.03)
                                                                    ----------
NET ASSET VALUE END OF PERIOD ...................................   $     9.82
                                                                    ==========
TOTAL RETURN (a) ................................................        (1.5%)

RATIOS/SUPPLEMENTAL DATA:
Net Assets End of Period (thousands) ............................   $      513
Ratio of Expenses to Average Net Assets .........................         2.72%
Ratio of Net Investment Income (loss) to Average Net Assets .....         1.40%
Portfolio Turnover Rate ........................................            28%
Average Commission Paid Per Equity Share Traded (f) .............   $   0.0178

                            See accompanying notes.

                              FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period

                                                          Fiscal Period Ended December 31
                                              --------------------------------------------------------------
MFR GLOBAL HIGH YIELD SERIES (Class A)          1997(c)(e)               1996(c)(e)            1995(c)(d)(e)
                                              --------------          --------------          --------------
PER SHARE DATA:
NET ASSET VALUE BEGINNING OF PERIOD .......   $        10.36          $        10.15          $        10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .....................             0.88                    1.06                    0.63
Net Gain (Loss) on Securities (realized and
   unrealzed...............................            (0.42)                    .06                    0.09
                                              --------------          --------------          --------------
Total from Investment Operations ..........             0.46                    1.12                    0.72

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ....            (0.63)                  (0.69)                  (0.55)
Distributions (from Capital Gains) ........            (0.25)                  (0.22)                  (0.02)
                                              --------------          --------------          --------------
Total Distributions .......................            (0.88)                  (0.91)                  (0.57)
                                              --------------          --------------          --------------
NET ASSET VALUE END OF PERIOD .............   $         9.94          $        10.36          $        10.15
                                              ==============          ==============          ==============
TOTAL RETURN (a) ..........................              4.6%                   11.6%                    7.3%

RATIOS/SUPPLEMENTAL DATA:
Net Assets End of Period (thousands) ......   $        4,647          $        3,507          $        2,968
Ratio of Expenses to Average Net Assets ...             1.76%                   1.98%                   2.00%
Ratio of Net Investment Income (loss)
    to Average Net Assets..................             8.77%                  10.39%                  11.04%
Portfolio Turnover Rate ...................               88%                     96%                    127%

MFR GLOBAL HIGH YIELD SERIES (Class B)
                                                                  Fiscal Period Ended December 31
                                              -----------------------------------------------------------------
PER SHARE DATA: ...........................     1997(C)(E)              1996(C)(E)            1995(C)(D)(E)
                                              --------------          --------------          --------------
NET ASSET VALUE BEGINNING OF PERIOD .......   $        10.41          $        10.17          $        10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .....................             0.85                    0.98                    0.56
Net Gain (Loss) on Securities (realized and
  unrealized) .............................            (0.49)                   0.06                    0.12
                                              --------------          --------------          --------------
Total from Investment Operations ..........             0.36                    1.04                    0.68

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ....            (0.54)                  (0.57)                  (0.49)
Distributions (from Capital Gains) ........            (0.25)                  (0.23)                  (0.02)
                                              --------------          --------------          --------------
Total Distributions .......................            (0.79)                  (0.80)                  (0.51)
                                              --------------          --------------          --------------
NET ASSET VALUE END OF PERIOD .............   $         9.98          $        10.41          $        10.17
                                              ==============          ==============          ==============
TOTAL RETURN (a) ..........................              3.6%                   10.7%                    6.9%

RATIOS/SUPPLEMENTAL DATA:
Net Assets End of Period (thousands) ......   $        1,618          $        1,541          $        1,440
Ratio of Expenses to Average Net Assets ...             2.51%                   2.75%                   2.75%
Ratio of Net Investment Income (loss) to
  Average Net Assets ......................             8.02%                   9.64%                  10.24%
Portfolio Turnover Rate ...................               88%                     96%                    127%

                            See accompanying notes.

                              FINANCIAL HIGHLIGHTS

Selected Data For Each Share Of Capital Stock Outstanding Throughout Each Period

(a) Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charges paid at time of redemption.

(b) MFR Emerging Markets Total Return Series and MFR Global Asset Allocation Series were initially capitalized on May 19, 1997, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.

(c) Fund expenses were reduced by the Investment Manager and expense ratios absent such reimbursement would have been as follows:

                                                  1995       1996       1997
                                                -------    -------    -------
MFR Emerging Markets Total            Class A      --         --         5.88%
          Return Series               Class B      --         --         6.60%
MFR Global Asset Allocation           Class A      --         --         5.67%
          Series                      Class B      --         --         6.54%
MFR Global High Yield                 Class A      2.42%      2.73%      2.51%
          Series                      Class B      3.93%      3.75%      3.25%

(d) Global High Yield Series (formerly Global Aggressive Bond Series) was initially capitalized on June 1, 1995, with a net asset value of $10 per share. Percentage amounts for the period have been annualized except for total return.

(e) Net investment income per share has been calculated using the weighted monthly average numbers of capital shares outstanding.

(f) Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not reflected in the Fund's statement of operations. Shares traded on a principal basis, such as most over-the- counter and fixed-income transactions, pay a "spread" or "mark-up" rather than a commission and are therefore excluded from this calculation. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities. Prior to 1996, average commission information was not required to be disclosed.

                            See accompanying notes.

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997

1.  SIGNIFICANT ACCOUNTING POLICIES

    MFR Emerging Markets Total Return Series, MFR Global Asset Allocation Series, and MFR Global High Yield Series (formerly Global Aggressive Bond Series) (the Series) are diversified series of Security Income Fund, an open-end investment management company registered under the Investment Company Act of 1940, as amended. Each Series is accounted for separately and general expenses are allocated to each Series based on the net asset value of each Series. The following is a summary of the significant accounting policies followed by the Series in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

    A. SECURITY VALUATION -- Valuations of the Series' securities are supplied by pricing services approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration, and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Series' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. The Series' officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing service.

    Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency, involve settlement and pay interest in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Series. Foreign investments may also subject the Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

    B. FOREIGN CURRENCY TRANSACTIONS -- The accounting records of the Series' are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

    The Series isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held.

    Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the exchange rates which effect the value of portfolio securities and other assets and liabilities at the end of the reporting period.

    C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Series may enter into forward foreign currency exchange contracts in order to manage against foreign currency risk from purchase or sale of securities denominated in foreign currency. The Series may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the statement of operations. These contracts involve market risk in excess of the amount reflected in the Balance Sheet. The face or contract amount in U.S. dollars reflects the total exposure the Series has in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.


    D. OPTIONS -- The Series may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell, respectively (and the writer the obligation to sell or purchase), a security at a specified price, on or until a certain date. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the Series and the price of the option, the possibility of an illiquid market, and the inability of the counter-party to meet the terms of the contract.

    The premium received for a written option is recorded as an asset, with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuation in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

    E. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis. Premium and discounts on debt securities are amortized.

    F. DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to the recharacterization of foreign currency gains and losses.

    G. TAXES -- The Series complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state tax is required.

2.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Management fees are payable to MFR Advisors, Inc. (MFR) under investment advisory contracts at an annual rate of .75 of 1% of the average net assets for MFR Global High Yield Bond Series and 1% of the average net assets for MFR Emerging Markets Total Return Series and MFR Global Asset Allocation Series. MFR waived all of the management fees for the Series until August 31, 1997. In addition, for the period ended December 31, 1997, MFR agreed to limit the total expenses of each Series to an annual rate of 2.0% of the average daily net asset value of Class A shares and 2.75% of the average daily net asset value of the Class B shares.

    As compensation for the services provided to the MFR Global Asset Allocation Series, MFR pays each of Lexington Management Corporation (Lexington) and Security Management Company, LLC (SMC), as Sub-Advisors, on an annual basis, a fee equal to .20 percent and .15 percent, respectively, of the average daily net assets of the Series. With respect to the MFR Global High Yield and MFR Emerging Markets Total Return Series, MFR pays Lexington, as Sub-Advisor, on an annual basis, a fee equal to .20 percent of the average daily net assets of each Series. Fees paid to the Sub-Advisors are calculated daily and payable monthly.

    The Series have entered into contracts with SMC for transfer agent services and certain other administrative services which SMC provides to the Series. SMC is paid an annual fixed charge per account and a shareholder and dividend transaction fee.

    As the administrative agent for the Series, SMC performs administrative functions, such as regulatory filings, bookkeeping, accounting and pricing functions for the Series. For this service, SMC receives on an annual basis .045 percent of the average daily net assets of the Series, plus an annual fee equal to the greater of .10 percent of the average daily net assets of each Series, calculated daily and payable monthly, or (i) $30,000 in the year ended May 31, 1998; (ii) $45,000 in the year ended May 31, 1999; or (iii) $60,000 thereafter, for the MFR Global Asset Allocation Series and the MFR Emerging Markets Total Return Series. For the MFR Global High Yield Series, this fee is equal to .10 percent of the average daily net assets or $60,000 annually. For the period ended December 31, 1997, SMC has agreed to limit these fees to $15,000 for the MFR Emerging Markets Total Return Series and the MFR Global Asset Allocation Series; and $45,000 for the MFR Global High Yield Series.

    The Series have adopted Distribution Plans related to the offering of Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans provide for payments at an annual rate of 1.0% of the average net assets of Class B shares. Class A shares incur 12b-1 fees at an annual rate of .25% of the average net assets of each Series.

    Security Distributors, Inc. (SDI), a wholly-owned subsidiary of Security Benefit Group, Inc., is national distributor for the Series. SDI received net underwriting commissions on sales of Class A shares and contingent deferred sales charges on redemptions occurring within 5 years of the date of purchase of Class B shares, after allowances to brokers and dealers for the period ended December 31, 1997, in the amounts presented below:

                                             MFR           MFR          MFR
                                          Emerging       Global        Global
                                           Markets        Asset         High
                                        Total Return    Allocation      Yield
                                           Series         Series       Series
                                         -----------   -----------   -----------
     SDI underwriting (Class A) ......     $  71         $  145        $   119
     CDSC (Class B) ..................     $   0         $    0        $     0
     Broker/Dealer (Class A) .........     $ 378         $  596        $   652
     Broker/Dealer (Class B) .........     $   0         $  240        $ 1,254

    Certain officers and directors of the Series are also officers and/or directors of MFR Advisors, Inc. and Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

3.  INVESTMENT TRANSACTIONS

    Investment transactions for the period ended December 31, 1997, (excluding overnight investments and short-term debt securities) were as follows:

                                            MFR           MFR           MFR
                                          Emerging       Global        Global
                                           Markets        Asset         High
                                        Total Return    Allocation      Yield
                                           Series         Series       Series
                                         ----------     ----------    ----------
     Purchases .......................   $1,138,425     $1,221,295    $6,451,351
     Proceeds from Sales .............   $  131,016     $  182,015    $4,892,433

4.  FEDERAL INCOME TAX MATTERS

    The amounts of unrealized appreciation (depreciation) as of December 31, 1997, were as follows:

                                            MFR          MFR            MFR
                                          Emerging      Global         Global
                                           Markets       Asset          High
                                        Total Return   Allocation       Yield
                                           Series        Series        Series
                                         ----------    ----------    ----------
      Gross Unrealized Appreciation .... $   52,270    $   64,195    $  234,896
      Gross Unrealized Depreciation .... $ (125,818)   $  (88,391)   $ (406,082)
                                         ----------    ----------    ----------
      Net Unrealized Depreciation ...... $  (73,548)   $  (24,196)   $ (171,186)
                                         ==========    ==========    ==========

At December 31, 1997, MFR Emerging Markets Total Return Series had a capital loss carryforward of $4,464 which is available to offset future taxable gains and expires in 2005.

5.  FORWARD FOREIGN EXCHANGE CONTRACTS

    At December 31, 1997, the following Series had open forward foreign exchange contracts to sell currency (excluding foreign currency contracts used for purchase and sale settlements):

                                                   Settlement    Foreign       U.S.    Unrealized
     Currency                               Type      Date        Amount      Amount      Gain
     --------                               ----   ----------   ----------   --------   ---------
     GLOBAL ASSET ALLOCATION SERIES
     Danish Krona .......................   Sell      1/12/98      250,000   $ 37,000   $     430
     Deutsche Marks .....................   Sell      1/12/98      380,000   $214,215   $   2,545
     Japanese Yen .......................   Sell      1/12/98    3,800,000   $ 29,725   $     458
                                                                                        ---------
                                                                                        $   3,433
                                                                                        =========
     EMERGING MARKETS TOTAL RETURN SERIES
     Deutsche Marks .....................   Sell      1/12/98   $  120,000   $ 67,647   $     804

     GLOBAL HIGH YIELD SERIES
     Danish Kroner ......................   Sell      1/12/98    3,500,000   $518,004   $   6,017

6.  TRANSACTIONS IN WRITTEN CALL OPTIONS

    Transactions in written covered call options were as follows:


                    MFR EMERGING MARKETS TOTAL RETURN SERIES

                                                                 Number of
                                                     Premiums    Contracts
                                                    ---------    ---------
         Balance at Dec. 31, 1996 ...............   $    --           --
         Options written ........................       1,894      168,588
         Exercised ..............................        (564)     (56,523)
         Expirations ............................      (1,330)    (112,065)
                                                    ---------    ---------
         Balance at Dec. 31, 1997 ...............   $    --           --
                                                    =========    =========

                       MFR GLOBAL ASSET ALLOCATION SERIES

                                                                 Number of
                                                     Premiums    Contracts
                                                    ---------    ---------
         Balance at Dec. 31, 1996................   $     --           --
         Options written.........................       1,894      168,588
         Exercised...............................        (564)     (56,523)
         Expirations.............................      (1,330)    (112,065)
                                                    ---------    ---------
         Balance at Dec. 31, 1997................   $     --           --
                                                    =========    =========

                          MFR GLOBAL HIGH YIELD SERIES

                                                                 Number of
                                                     Premiums    Contracts
                                                    ---------    ---------
         Balance at Dec. 31, 1996................   $   3,050      275,342
         Options written.........................      73,269    5,279,059
         Exercised...............................     (42,387)  (3,145,197)
         Expirations.............................     (21,870)  (1,839,074)
                                                    ---------    ---------
         Balance at Dec. 31, 1997................   $  12,062      570,130
                                                    =========    =========

7.  FEDERAL TAX STATUS OF DIVIDENDS

    The income dividends paid by the Funds are taxable as ordinary income on the shareholder's tax return. The portion of ordinary income of dividends (including net short-term capital gains) attributed to the year ended December 31, 1997 that qualified for the dividends received deductions for corporate shareholders was 6%, 14% and 0% of the amount taxable as ordinary income for MFR Emerging Markets Total Return Series, MFR Global Asset Allocation Series and MFR Global High Yield Series, respectively.


8.  SHAREHOLDERS'S MEETING

    The Board of Directors of Security Income Fund approved a change in the name of the Global Aggressive Bond Series to MFR Global High Yield Series to more fully reflect the investment objectives of the Series. The name change was effective May 1, 1997.

    A special meeting of the stockholders of the Global Aggressive Bond Series of Security Income Fund was held on April 28, 1997. At this meeting,, shareholders voted to approve a new investment advisory contract which replaced Security Management Company, LLC as investment manager to the Fund with MFR Advisors, Inc. In addition, shareholders also voted to approve a new sub-advisory contract between MFR Advisors, Inc. and Lexington Management Corproation. The total number of eligible votes were 489,633. The results of the votes are as follows: 463,099 in favor, 0 votes against and 1,508 votes abstained.

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors
Security Income Fund.

    We have audited the accompanying balance sheets, including the schedules of investments, of the following series of Security Income Fund (MFR Global High Yield (formerly Global Aggressive Bond), MFR Emerging Markets Total Return and MFR Global Asset Allocation Series) (the Fund) as of December 31, 1997, the related statements of operations and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We have conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1997, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds indicated above at December 31, 1997, and the results of their operations, changes in their net assets and the financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

                                                /s/ ERNST & YOUNG LLP

Kansas City, Missouri
February 6, 1998

MFR FUNDS

    o   Emerging Markets Total Return Series

    o   Global Asset Allocation Series

    o   Global High Yield Series

    This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details.

SECURITY FUNDS OFFICERS AND DIRECTORS

    DIRECTORS

    Donald A. Chubb, Jr.
    John D. Cleland
    Donald L. Hardesty
    Bruce Jensen (Income Fund only)
    Penny A. Lumpkin
    Mark L. Morris, Jr., D.V.M.
    Maria Fiorini Ramirez (Income Fund only)
    Hugh L. Thompson, Ph.D.

    OFFICERS

    John D. Cleland, President
    James R. Schmank, Vice President and Treasurer
    Mark E. Young, Vice President
    Terry A. Milberger, Vice President, Equity Fund
    Jane A. Tedder, Vice President
    Cindy L. Shields, Assistant Vice President
    Thomas A. Swank, Assistant Vice President
    Amy J. Lee, Secretary
    Christopher D. Swickard, Assistant Secretary
    Brenda M. Harwood, Assistant Treasurer and Assistant Secretary

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